UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811- 21411
Eaton Vance Senior Floating-Rate Trust
(Exact Name of registrant as Specified in Charter)
Two International Place Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report October 31, 2009

EATON VANCE SENIOR FLOATING-RATE TRUST

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Scott H. Page, CFA
Co-Portfolio Manager

Peter M. Campo, CFA
Co-Portfolio Manager
•	During the year ending October 31, 2009, global credit markets experienced unprecedented volatility in the early months of the period but staged a remarkable turnaround beginning in January 2009. In the first two months of the period, there was little doubt that a recession would bring higher default rates; but it was difficult to reconcile bank loan and high-yield bond prices with market fundamentals. By the turn of the New Year, however, the markets began to rebound as credit spreads tightened from record levels and investors returned to the credit markets.

•	The loan market, as measured by the S&P/LSTA Leveraged Loan Index (the Index), returned 30.44% during the year ending October 31, 2009, and 46.90% for the first 10 months of the year—the highest 10-month performance in the history of the asset class.[1] Performance was driven by a combination of technical factors, which improved the market’s supply and demand picture. On the supply side, limited new loan issuance and a contraction of the existing supply through loan repayments reduced the available universe of purchasable loans. Matched with little selling activity and modest, steady inflows, loan prices improved significantly. More significant investor flows into the high-yield bond market also contributed to the improvement in bank loans. Increased high-yield bond issuance contributed to meaningful bank loan repayments, which lowered the available supply of loans and provided cash to bank loan managers. In addition, direct crossover buying into the asset class by high-yield bond managers bolstered demand.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Trust’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Trust shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
Craig P. Russ
Co-Portfolio Manager
•	The Trust is a closed-end fund and trades on the New York Stock Exchange (NYSE) under the symbol “EFR.” The Trust’s investment objective is to provide a high level of current income. As a secondary objective, it may also seek preservation of capital to the extent consistent with its primary goal of high current income. Under normal market conditions, the Trust invests at least 80% of its total assets in senior, secured floating-rate loans (senior loans). In managing the Trust, the investment adviser seeks to invest in a portfolio of senior loans that it believes will be less volatile over time than the general loan market. The Trust may also invest in second lien loans and high-yield bonds, and, as discussed below, employs leverage, which may increase risk.

•	As of October 31, 2009, the Trust’s investments included senior loans to 377 borrowers spanning 39 industries, with an average loan size of 0.25% of total investments, and no industry constituting more than 11% of total investments. Health care, cable and satellite television, and business equipment and services were among the top industry weightings.

•	The Trust outperformed the Index during the past fiscal year. Its larger, higher-quality loans helped perfor-
Total Return Performance 10/31/08 — 10/31/09

NYSE Symbol		EFR

At Net Asset Value (NAV)[2]		46.90%
At Market Price[2]		49.61
S&P/LSTA Leveraged Loan Index[1]		30.44

Premium/(Discount) to NAV (10/31/09)		-5.26%
Total Distributions per common share		$0.863
Distribution Rate[3]	At NAV	6.39%
	At Market Price	6.75%

See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index. Unlike the Trust, the Index’s return does not reflect the effect of leverage.

[2]	Performance results reflect the effects of leverage.

[3]	The Distribution Rate is based on the Trust’s most recent monthly distribution per share (annualized) divided by the Trust’s NAV or market price at the end of the period. The Trust’s monthly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
mance in the earlier part of 2009 as these loans were the first to benefit from price recovery. Management’s use of leverage was also a significant factor in the Trust’s outperformance, as its borrowings were bolstered by the strong credit market rally. The past six months witnessed a “junk rally,” with the market’s lowest-quality loans skyrocketing back to life. As a result, our relative underweight to the lowest-quality loans, including second-lien loans and those rated below CCC, hampered relative performance.

•	The Trust had a 6.5% exposure to European loans as of October 31, 2009. The Trust’s involvement in the European leveraged loan market represented further opportunity for diversification, and while this market was affected slightly more than the U.S. bank loan market by the credit market turmoil, we believed it offered an attractive appreciation opportunity at then-current price levels.

•	In terms of industries, a relative overweight to the cable and satellite television; leisure goods, activities and movies; and business equipment and services industries benefited performance relative to the Index. Detractors included underweights to the automotive and lodging and casino industries. The Trust’s diversification was an important risk mitigator during the fiscal year.
•	As concerns about inflation and the uncertainty of the potential interest-rate impact of historic stimulus financing persists, we believe the floating-rate asset class remains attractive, especially relative to duration-exposed fixed-income alternatives. We continue to believe the Trust is well-positioned to weather this difficult economic environment, and our view is that our credit selection and portfolio-construction process combine for an approach to the asset class that may be appropriate for many investors.

•	As of October 31, 2009, the Trust employed leverage of 37.9% of total assets — 17.7% auction preferred shares (APS)[1] and 20.2% borrowings. Use of leverage creates an opportunity for income, but at the same time creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Trust’s current or future investments and may change due to active management.

[1]	APS percentage represents the liquidation value of the Trust’s APS outstanding at 10/31/09 as a percentage of the Trust’s net assets applicable to common shares plus APS and borrowings outstanding. In the event of a rise in long-term interest rates, the value of the Trust’s investment portfolio could decline, which would reduce the asset coverage for its APS and borrowings.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009
FUND PERFORMANCE
Trust Performance1

NYSE Symbol	EFR
Average Annual Total Returns (by market price, NYSE)
One Year	49.61%
Five Years	-0.25
Life of Trust (11/28/03)	1.32

Average Annual Total Returns (at net asset value)
One Year	46.90%
Five Years	1.84
Life of Trust (11/28/03)	2.25

[1]	Performance results reflect the effects of leverage.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Trust’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Portfolio Composition
Top 10 Holdings2
By total investments

Georgia-Pacific Corp.	1.4%
Community Health Systems, Inc.	1.3
UPC Broadband Holding B.V.	1.3
HCA, Inc.	1.3
Rite Aid Corp.	1.2
SunGard Data Systems, Inc.	1.2
Aramark Corp.	1.1
Cequel Communications, LLC	1.1
Charter Communications Operating, Inc.	0.9
Intelsat Corp.	0.9

[2]	Top 10 Holdings represented 11.7% of the Trust’s total investments as of 10/31/09.
Top Five Industries3
By total investments

Health Care	10.6%
Cable and Satellite Television	7.7
Business Equipment and Services	7.5
Publishing	5.8
Leisure Goods/Activities/Movies	5.6

[3]	Industries are shown as a percentage of the Trust’s total investments as of 10/31/09.
Credit Quality Ratings for
Total Loan Investments4
By total loan investments

Baa	1.4%
Ba	36.9
B	37.4
Ca	0.8
Caa	6.2
Defaulted	7.6
Non-Rated[5]	9.7

[4]	Credit Quality ratings are those provided by Moody’s Investor Services, Inc., a nationally recognized bond rating service. Reflects the Trust’s total loan investments as of 10/31/09. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[5]	Certain loans in which the Trust invests are not rated by a rating agency. In management’s opinion, such securities are comparable to securities rated by a rating agency in the categories listed above.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 152.9%(1)

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Aerospace and Defense — 3.1%

ACTS Aero Technical Support & Service, Inc.
	709	Term Loan, 0.00%, Maturing October 5, 2014(2)	$200,396
AWAS Capital, Inc.
	651	Term Loan, 2.06%, Maturing March 22, 2013	601,775
	1,623	Term Loan - Second Lien, 6.31%, Maturing March 22, 2013	1,123,804
DAE Aviation Holdings, Inc.
	407	Term Loan, 4.01%, Maturing July 31, 2014	383,008
	416	Term Loan, 4.04%, Maturing July 31, 2014	391,500
Evergreen International Aviation
	1,370	Term Loan, 12.00%, Maturing October 31, 2011	1,088,832
Hawker Beechcraft Acquisition
	4,331	Term Loan, 2.26%, Maturing March 26, 2014	3,443,312
	256	Term Loan, 2.28%, Maturing March 26, 2014	203,746
Hexcel Corp.
	773	Term Loan, 6.50%, Maturing May 21, 2014	779,238
IAP Worldwide Services, Inc.
	886	Term Loan, 9.25%, Maturing December 30, 2012(3)	745,211
Spirit AeroSystems, Inc.
	1,581	Term Loan, 2.03%, Maturing December 31, 2011	1,531,841
TransDigm, Inc.
	1,625	Term Loan, 2.29%, Maturing June 23, 2013	1,562,612
Vought Aircraft Industries, Inc.
	909	Term Loan, 7.50%, Maturing December 17, 2011	911,286
	215	Term Loan, 7.50%, Maturing December 22, 2011	213,736
Wesco Aircraft Hardware Corp.
	1,143	Term Loan, 2.50%, Maturing September 29, 2013	1,084,125

			$14,264,422

Air Transport — 0.6%

Airport Development and Investment, Ltd.
GBP	783	Term Loan - Second Lien, 4.56%, Maturing April 7, 2011	$1,179,997
Delta Air Lines, Inc.
	750	Term Loan, 2.20%, Maturing April 30, 2012	640,313
	1,173	Term Loan - Second Lien, 3.53%, Maturing April 30, 2014	988,839

			$2,809,149

Automotive — 6.0%

Accuride Corp.
	1,958	Term Loan, 10.00%, Maturing January 31, 2012	$1,948,790
	475	Term Loan, Maturing September 30, 2013(4)	485,545
Adesa, Inc.
	2,544	Term Loan, 2.50%, Maturing October 18, 2013	2,442,053
Allison Transmission, Inc.
	1,893	Term Loan, 3.01%, Maturing September 30, 2014	1,703,473
Cooper Standard Automotive, Inc.
	232	Revolving Loan, 6.75%, Maturing December 23, 2011	212,490
	1,413	Term Loan, 7.00%, Maturing December 23, 2010	1,296,693
	72	Term Loan, 2.50%, Maturing December 23, 2011	66,406
Dayco Products, LLC
	1,728	Term Loan, 0.00%, Maturing June 21, 2011(2)	792,206
Federal-Mogul Corp.
	2,483	Term Loan, 2.19%, Maturing December 27, 2014	1,913,088
	3,120	Term Loan, 2.19%, Maturing December 27, 2015	2,404,078
Ford Motor Co.
	2,217	Term Loan, 3.29%, Maturing December 15, 2013	1,981,301
Goodyear Tire & Rubber Co.
	5,400	Term Loan - Second Lien, 2.34%, Maturing April 30, 2010	4,950,644
HLI Operating Co., Inc.
	540	DIP Loan, 26.00%, Maturing November 30, 2009(3)	544,950
EUR	109	Term Loan, 11.00%, Maturing May 30, 2014	12,041
EUR	1,853	Term Loan, 11.50%, Maturing May 30, 2014	422,701
Keystone Automotive Operations, Inc.
	1,323	Term Loan, 3.78%, Maturing January 12, 2012	810,611
LKQ Corp.
	938	Term Loan, 2.50%, Maturing October 12, 2014	923,445
TriMas Corp.
	426	Term Loan, 2.52%, Maturing August 2, 2011	392,600
	2,776	Term Loan, 2.50%, Maturing August 2, 2013	2,557,450
TRW Automotive, Inc.
	916	Term Loan, 6.25%, Maturing February 2, 2014	917,826
United Components, Inc.
	1,137	Term Loan, 2.72%, Maturing June 30, 2010	1,054,709

			$27,833,100

Beverage and Tobacco — 0.3%

Culligan International Co.
EUR	975	Term Loan - Second Lien, 5.19%, Maturing May 31, 2013	$534,485
Southern Wine & Spirits of America, Inc.
	997	Term Loan, 5.50%, Maturing May 31, 2012	976,195

			$1,510,680

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Brokers, Dealers and Investment Houses — 0.2%

AmeriTrade Holding Corp.
	730	Term Loan, 1.75%, Maturing December 31, 2012	$710,089

			$710,089

Building and Development — 3.3%

Beacon Sales Acquisition, Inc.
	1,140	Term Loan, 2.28%, Maturing September 30, 2013	$1,075,933
Brickman Group Holdings, Inc.
	1,186	Term Loan, 2.28%, Maturing January 23, 2014	1,119,559
Epco/Fantome, LLC
	1,342	Term Loan, 2.87%, Maturing November 23, 2010	1,026,630
Forestar USA Real Estate Group, Inc.
	1,377	Revolving Loan, 0.39%, Maturing December 1, 2010(5)	1,156,984
	1,107	Term Loan, 5.10%, Maturing December 1, 2010	996,429
LNR Property Corp.
	1,026	Term Loan, 3.75%, Maturing July 3, 2011	815,525
Metroflag BP, LLC
	500	Term Loan - Second Lien, 0.00%, Maturing October 2, 2009(2)(6)	5,250
Mueller Water Products, Inc.
	1,088	Term Loan, 5.78%, Maturing May 24, 2014	1,065,192
NCI Building Systems, Inc.
	283	Term Loan, 4.03%, Maturing June 18, 2010	263,411
November 2005 Land Investors
	305	Term Loan, 0.00%, Maturing May 9, 2011(2)	103,646
Panolam Industries Holdings, Inc.
	1,000	Term Loan, 5.00%, Maturing September 30, 2012	902,760
Re/Max International, Inc.
	608	Term Loan, 6.50%, Maturing December 17, 2012	596,106
	3,312	Term Loan, 9.77%, Maturing December 17, 2012	3,262,606
Realogy Corp.
	320	Term Loan, 3.24%, Maturing September 1, 2014	268,765
	675	Term Loan, 3.29%, Maturing September 1, 2014	567,671
South Edge, LLC
	1,588	Term Loan, 0.00%, Maturing October 31, 2009(2)(6)	488,156
WCI Communities, Inc.
	1,500	Term Loan, 10.06%, Maturing September 3, 2014	1,481,250

			$15,195,873

Business Equipment and Services — 12.1%

Activant Solutions, Inc.
	1,114	Term Loan, 2.31%, Maturing May 1, 2013	$1,039,159
Affiliated Computer Services
	705	Term Loan, 2.24%, Maturing March 20, 2013	697,569
	794	Term Loan, 2.24%, Maturing March 20, 2013	785,734
Affinion Group, Inc.
	2,379	Term Loan, 2.74%, Maturing October 17, 2012	2,287,938
Allied Barton Security Service
	991	Term Loan, 6.75%, Maturing February 21, 2015	1,004,380
Education Management, LLC
	4,630	Term Loan, 2.06%, Maturing June 1, 2013	4,351,258
Info USA, Inc.
	252	Term Loan, 2.29%, Maturing February 14, 2012	244,049
Intergraph Corp.
	1,000	Term Loan, 2.37%, Maturing May 29, 2014	959,375
	1,000	Term Loan - Second Lien, 6.29%, Maturing November 29, 2014	962,500
iPayment, Inc.
	2,382	Term Loan, 2.27%, Maturing May 10, 2013	2,176,728
Kronos, Inc.
	1,023	Term Loan, 2.28%, Maturing June 11, 2014	965,513
Language Line, LLC
	1,851	Term Loan, 5.50%, Maturing June 11, 2011	1,850,579
	2,025	Term Loan, Maturing October 30, 2015(4)	2,026,266
Mitchell International, Inc.
	1,000	Term Loan - Second Lien, 5.56%, Maturing March 28, 2015	680,000
N.E.W. Holdings I, LLC
	1,906	Term Loan, 2.74%, Maturing May 22, 2014	1,785,755
Protection One, Inc.
	887	Term Loan, 2.49%, Maturing March 31, 2012	848,533
Quantum Corp.
	199	Term Loan, 3.78%, Maturing July 12, 2014	181,558
Quintiles Transnational Corp.
	995	Term Loan, 2.28%, Maturing March 31, 2013	949,443
	1,700	Term Loan - Second Lien, 4.28%, Maturing March 31, 2014	1,627,750
Sabre, Inc.
	6,057	Term Loan, 2.49%, Maturing September 30, 2014	5,258,491
Serena Software, Inc.
	477	Term Loan, 2.32%, Maturing March 10, 2013	441,821
Sitel (Client Logic)
	1,867	Term Loan, 5.77%, Maturing January 29, 2014	1,624,164
Solera Holdings, LLC
EUR	736	Term Loan, 2.50%, Maturing May 15, 2014	1,051,267
SunGard Data Systems, Inc.
	2,238	Term Loan, 1.99%, Maturing February 11, 2013	2,106,998
	6,862	Term Loan, 4.07%, Maturing February 28, 2016	6,676,719

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Business Equipment and Services (continued)

Ticketmaster
	1,750	Term Loan, 3.55%, Maturing July 22, 2014	$1,723,750
Transaction Network Services, Inc.
	492	Term Loan, 9.50%, Maturing May 4, 2012	496,729
Travelport, LLC
	3,178	Term Loan, 2.78%, Maturing August 23, 2013	2,899,915
	437	Term Loan, 2.78%, Maturing August 23, 2013	398,776
EUR	1,054	Term Loan, 3.24%, Maturing August 23, 2013	1,388,552
Valassis Communications, Inc.
	459	Term Loan, 2.04%, Maturing March 2, 2014	429,541
	1,789	Term Loan, 2.04%, Maturing March 2, 2014	1,673,953
VWR International, Inc.
	998	Term Loan, 2.74%, Maturing June 28, 2013	912,713
West Corp.
	1,374	Term Loan, 2.62%, Maturing October 24, 2013	1,265,042
	1,996	Term Loan, 4.12%, Maturing July 15, 2016	1,880,949

			$55,653,467

Cable and Satellite Television — 12.6%

Atlantic Broadband Finance, LLC
	2,575	Term Loan, 6.75%, Maturing June 8, 2013	$2,568,705
	96	Term Loan, 2.54%, Maturing September 1, 2013	94,527
Bragg Communications, Inc.
	2,107	Term Loan, 2.86%, Maturing August 31, 2014	2,054,325
Bresnan Broadband Holdings, LLC
	498	Term Loan, 2.29%, Maturing March 29, 2014	479,258
	1,200	Term Loan - Second Lien, 4.75%, Maturing March 29, 2014	1,143,000
Cequel Communications, LLC
	2,486	Term Loan, 2.24%, Maturing November 5, 2013	2,380,411
	3,931	Term Loan, 6.29%, Maturing May 5, 2014	3,925,289
	2,050	Term Loan - Second Lien, 4.79%, Maturing May 5, 2014	2,007,975
Charter Communications Operating, Inc.
	7,856	Term Loan, 6.25%, Maturing April 28, 2013	7,162,939
CSC Holdings, Inc.
	2,922	Term Loan, 2.05%, Maturing March 29, 2013	2,787,673
CW Media Holdings, Inc.
	613	Term Loan, 3.53%, Maturing February 15, 2015	569,625
Foxco Acquisition Sub., LLC
	581	Term Loan, 7.25%, Maturing July 2, 2015	530,624
Insight Midwest Holdings, LLC
	3,594	Term Loan, 2.29%, Maturing April 6, 2014	3,425,569
MCC Iowa, LLC
	5,733	Term Loan, 1.98%, Maturing January 31, 2015	5,274,659
Mediacom Illinois, LLC
	3,693	Term Loan, 1.73%, Maturing January 31, 2015	3,396,001
	1,000	Term Loan, 5.50%, Maturing March 31, 2017	1,005,000
NTL Investment Holdings, Ltd.
GBP	197	Term Loan, 2.90%, Maturing March 30, 2012	314,483
GBP	2,331	Term Loan, 2.93%, Maturing September 3, 2012	3,714,243
ProSiebenSat.1 Media AG
EUR	410	Term Loan, 3.53%, Maturing March 2, 2015	403,480
EUR	97	Term Loan, 2.73%, Maturing June 26, 2015	121,035
EUR	2,187	Term Loan, 2.73%, Maturing June 26, 2015	2,723,423
EUR	410	Term Loan, 3.78%, Maturing March 2, 2016	403,480
EUR	365	Term Loan, 8.15%, Maturing March 2, 2017(3)	124,097
EUR	520	Term Loan - Second Lien, 4.90%, Maturing September 2, 2016	291,728
UPC Broadband Holding B.V.
	1,264	Term Loan, 2.00%, Maturing December 31, 2014	1,185,678
	1,686	Term Loan, 3.75%, Maturing December 31, 2016	1,622,620
EUR	2,353	Term Loan, 4.19%, Maturing December 31, 2016	3,185,566
EUR	2,697	Term Loan, 4.44%, Maturing December 31, 2017	3,668,470
Virgin Media Investment Holdings, Ltd.
GBP	240	Term Loan, 4.43%, Maturing March 30, 2012	381,707
YPSO Holding SA
EUR	209	Term Loan, 2.68%, Maturing July 28, 2014	238,138
EUR	249	Term Loan, 2.68%, Maturing July 28, 2014	284,095
EUR	542	Term Loan, 2.68%, Maturing July 28, 2014	617,071

			$58,084,894

Chemicals and Plastics — 7.5%

Ashland, Inc.
	552	Term Loan, 7.65%, Maturing November 20, 2014	$561,465
Arizona Chemical, Inc.
	500	Term Loan - Second Lien, 5.76%, Maturing February 28, 2014	437,500
Brenntag Holding GmbH and Co. KG
	1,493	Term Loan, 2.25%, Maturing December 23, 2013	1,422,369
	365	Term Loan, 2.29%, Maturing December 23, 2013	347,290
	1,000	Term Loan - Second Lien, 4.25%, Maturing December 23, 2015	938,333
Celanese Holdings, LLC
	4,119	Term Loan, 2.04%, Maturing April 2, 2014	3,863,788
First Chemical Holding
EUR	965	Term Loan, 3.32%, Maturing December 18, 2014	1,040,549
Georgia Gulf Corp.
	652	Term Loan, 10.00%, Maturing October 3, 2013	652,098

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Chemicals and Plastics (continued)

Hexion Specialty Chemicals, Inc.
	489	Term Loan, 2.56%, Maturing May 5, 2012	$384,891
	776	Term Loan, 2.56%, Maturing May 5, 2013	617,207
	3,574	Term Loan, 2.56%, Maturing May 5, 2013	2,841,281
Huntsman International, LLC
	2,500	Term Loan, 1.99%, Maturing August 16, 2012	2,289,235
	1,000	Term Loan, 2.49%, Maturing June 30, 2016	918,750
INEOS Group
	2,795	Term Loan, 7.50%, Maturing December 14, 2013	2,397,799
	2,700	Term Loan, 10.00%, Maturing December 14, 2014	2,316,258
EUR	1,250	Term Loan - Second Lien, 7.02%, Maturing December 14, 2012	1,376,799
ISP Chemco, Inc.
	1,557	Term Loan, 2.00%, Maturing June 4, 2014	1,477,393
Kranton Polymers, LLC
	2,744	Term Loan, 2.31%, Maturing May 12, 2013	2,610,740
MacDermid, Inc.
EUR	724	Term Loan, 2.64%, Maturing April 12, 2014	839,651
Millenium Inorganic Chemicals
	312	Term Loan, 2.53%, Maturing April 30, 2014	287,387
	975	Term Loan - Second Lien, 6.03%, Maturing October 31, 2014	804,375
Momentive Performance Material
	1,678	Term Loan, 2.50%, Maturing December 4, 2013	1,404,360
Nalco Co.
	498	Term Loan, 6.50%, Maturing May 6, 2016	506,828
Rockwood Specialties Group, Inc.
	3,210	Term Loan, 6.00%, Maturing May 15, 2014	3,255,184
Schoeller Arca Systems Holding
EUR	145	Term Loan, 3.68%, Maturing November 16, 2015	136,119
EUR	412	Term Loan, 3.68%, Maturing November 16, 2015	388,102
EUR	443	Term Loan, 3.68%, Maturing November 16, 2015	417,635

			$34,533,386

Clothing / Textiles — 0.3%

Hanesbrands, Inc.
	850	Term Loan - Second Lien, 3.99%, Maturing March 5, 2014	$823,437
St. John Knits International, Inc.
	480	Term Loan, 9.25%, Maturing March 23, 2012	388,612

			$1,212,049

Conglomerates — 4.5%

Amsted Industries, Inc.
	1,675	Term Loan, 2.29%, Maturing October 15, 2010	$1,537,032
Blount, Inc.
	248	Term Loan, 2.00%, Maturing August 9, 2010	237,684
Doncasters (Dunde HoldCo 4 Ltd.)
	395	Term Loan, 4.24%, Maturing July 13, 2015	320,824
	395	Term Loan, 4.74%, Maturing July 13, 2015	320,824
GBP	500	Term Loan - Second Lien, 5.02%, Maturing January 13, 2016	545,715
Jarden Corp.
	922	Term Loan, 2.03%, Maturing January 24, 2012	889,804
	1,636	Term Loan, 2.03%, Maturing January 24, 2012	1,582,561
Johnson Diversey, Inc.
	1,605	Term Loan, 2.48%, Maturing December 16, 2011	1,598,036
Manitowoc Company, Inc. (The)
	3,234	Term Loan, 7.50%, Maturing August 21, 2014	3,189,878
Polymer Group, Inc.
	1,923	Term Loan, 7.00%, Maturing November 22, 2014	1,927,389
RBS Global, Inc.
	784	Term Loan, 2.50%, Maturing July 19, 2013	752,136
	3,785	Term Loan, 2.79%, Maturing July 19, 2013	3,646,058
RGIS Holdings, LLC
	136	Term Loan, 2.75%, Maturing April 30, 2014	120,778
	2,710	Term Loan, 2.77%, Maturing April 30, 2014	2,415,569
US Investigations Services, Inc.
	997	Term Loan, 3.29%, Maturing February 21, 2015	929,622
Vertrue, Inc.
	822	Term Loan, 3.29%, Maturing August 16, 2014	680,393

			$20,694,303

Containers and Glass Products — 4.4%

Berry Plastics Corp.
	1,990	Term Loan, 2.30%, Maturing April 3, 2015	$1,714,541
Consolidated Container Co.
	1,000	Term Loan - Second Lien, 5.75%, Maturing September 28, 2014	830,833
Crown Americas, Inc.
	606	Term Loan, 2.00%, Maturing November 15, 2012	594,630
Graham Packaging Holdings Co.
	2,187	Term Loan, 2.55%, Maturing October 7, 2011	2,139,022
	1,943	Term Loan, 6.75%, Maturing April 5, 2014	1,948,074
Graphic Packaging International, Inc.
	4,476	Term Loan, 2.28%, Maturing May 16, 2014	4,266,228
	478	Term Loan, 3.03%, Maturing May 16, 2014	460,036
JSG Acquisitions
	1,791	Term Loan, 3.66%, Maturing December 31, 2013	1,723,511
	1,791	Term Loan, 3.91%, Maturing December 13, 2014	1,723,511

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Containers and Glass Products (continued)

Owens-Brockway Glass Container
	1,556	Term Loan, 1.74%, Maturing June 14, 2013	$1,520,280
Smurfit-Stone Container Corp.
	1,470	Revolving Loan, 2.84%, Maturing July 28, 2010	1,440,367
	487	Revolving Loan, 3.06%, Maturing July 28, 2010	477,726
	191	Term Loan, 2.50%, Maturing November 1, 2011	185,939
	336	Term Loan, 2.50%, Maturing November 1, 2011	327,053
	633	Term Loan, 2.50%, Maturing November 1, 2011	614,991
	295	Term Loan, 4.50%, Maturing November 1, 2011	287,386

			$20,254,128

Cosmetics / Toiletries — 0.6%

American Safety Razor Co.
	488	Term Loan, 2.54%, Maturing July 31, 2013	$464,842
	900	Term Loan - Second Lien, 6.54%, Maturing July 31, 2014	735,750
KIK Custom Products, Inc.
	975	Term Loan - Second Lien, 5.28%, Maturing November 30, 2014	463,125
Prestige Brands, Inc.
	1,016	Term Loan, 2.49%, Maturing April 7, 2011	998,019

			$2,661,736

Drugs — 1.1%

Graceway Pharmaceuticals, LLC
	1,590	Term Loan, 2.99%, Maturing May 3, 2012	$1,121,223
	275	Term Loan, 8.49%, Maturing November 3, 2013	57,750
	1,500	Term Loan - Second Lien, 6.74%, Maturing May 3, 2013	513,750
Pharmaceutical Holdings Corp.
	340	Term Loan, 3.50%, Maturing January 30, 2012	322,378
Warner Chilcott Corp.
	751	Term Loan, Maturing October 30, 2014(4)	753,251
	375	Term Loan, Maturing April 30, 2015(4)	376,625
	874	Term Loan, Maturing April 30, 2015(4)	877,157
	826	Term Loan, 5.75%, Maturing April 30, 2015	817,671

			$4,839,805

Ecological Services and Equipment — 2.2%

Blue Waste B.V. (AVR Acquisition)
EUR	1,000	Term Loan, 2.68%, Maturing April 1, 2015	$1,362,013
Cory Environmental Holdings
GBP	500	Term Loan - Second Lien, 5.49%, Maturing September 30, 2014	512,890
Environmental Systems Products Holdings, Inc.
	1,042	Term Loan - Second Lien, 13.50%, Maturing December 12, 2010	932,625
Kemble Water Structure, Ltd.
GBP	4,250	Term Loan - Second Lien, 4.49%, Maturing October 13, 2013	5,368,498
Sensus Metering Systems, Inc.
	2,069	Term Loan, 7.00%, Maturing June 3, 2013	2,076,486

			$10,252,512

Electronics / Electrical — 4.7%

Aspect Software, Inc.
	889	Term Loan, 3.31%, Maturing July 11, 2011	$815,297
	1,800	Term Loan - Second Lien, 7.38%, Maturing July 11, 2013	1,521,000
FCI International S.A.S.
	156	Term Loan, 3.41%, Maturing November 1, 2013	142,646
	156	Term Loan, 3.41%, Maturing November 1, 2013	142,646
	162	Term Loan, 3.41%, Maturing November 1, 2013	148,170
	162	Term Loan, 3.41%, Maturing November 1, 2013	148,170
Freescale Semiconductor, Inc.
	2,985	Term Loan, 2.00%, Maturing December 1, 2013	2,433,237
Infor Enterprise Solutions Holdings
	1,506	Term Loan, 4.00%, Maturing July 28, 2012	1,329,171
	2,887	Term Loan, 4.00%, Maturing July 28, 2012	2,547,577
	500	Term Loan, 5.74%, Maturing January 28, 2014	340,625
	183	Term Loan - Second Lien, 6.49%, Maturing January 28, 2014	127,417
	317	Term Loan - Second Lien, 6.49%, Maturing March 2, 2014	216,917
Network Solutions, LLC
	621	Term Loan, 2.78%, Maturing March 7, 2014	559,226
Open Solutions, Inc.
	2,048	Term Loan, 2.41%, Maturing January 23, 2014	1,662,187
Sensata Technologies Finance Co.
	2,729	Term Loan, 2.03%, Maturing April 27, 2013	2,349,151
Spectrum Brands, Inc.
	255	Term Loan, 8.00%, Maturing March 30, 2013	250,453
	4,002	Term Loan, 8.00%, Maturing March 30, 2013	3,924,371
VeriFone, Inc.
	2,059	Term Loan, 3.00%, Maturing October 31, 2013	1,966,226
Vertafore, Inc.
	1,204	Term Loan, 5.50%, Maturing July 31, 2014	1,185,936

			$21,810,423

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Equipment Leasing — 0.2%

Hertz Corp.
	1,075	Term Loan, 2.00%, Maturing December 21, 2012	$1,006,156
	15	Term Loan, 2.04%, Maturing December 21, 2012	13,853

			$1,020,009

Farming / Agriculture — 0.6%

BF Bolthouse HoldCo, LLC
	1,150	Term Loan - Second Lien, 5.74%, Maturing December 16, 2013	$1,089,625
Central Garden & Pet Co.
	1,853	Term Loan, 1.75%, Maturing February 28, 2014	1,763,098

			$2,852,723

Financial Intermediaries — 2.2%

Citco III, Ltd.
	2,612	Term Loan, 2.85%, Maturing June 30, 2014	$2,285,417
Grosvenor Capital Management
	1,414	Term Loan, 2.25%, Maturing December 5, 2013	1,286,978
Jupiter Asset Management Group
GBP	405	Term Loan, 2.74%, Maturing June 30, 2015	627,910
LPL Holdings, Inc.
	3,990	Term Loan, 2.01%, Maturing December 18, 2014	3,770,816
Nuveen Investments, Inc.
	1,330	Term Loan, 3.28%, Maturing November 2, 2014	1,151,655
Oxford Acquisition III, Ltd.
	898	Term Loan, 2.28%, Maturing May 24, 2014	747,196
RJO Holdings Corp. (RJ O’Brien)
	450	Term Loan, 3.25%, Maturing July 31, 2014	302,945

			$10,172,917

Food Products — 4.4%

Acosta, Inc.
	3,001	Term Loan, 2.50%, Maturing July 28, 2013	$2,860,393
Advantage Sales & Marketing, Inc.
	1,687	Term Loan, 2.29%, Maturing March 29, 2013	1,606,423
Dean Foods Co.
	3,381	Term Loan, 1.66%, Maturing April 2, 2014	3,167,242
Dole Food Company, Inc.
	108	Term Loan, 7.15%, Maturing April 12, 2013	109,003
	188	Term Loan, 8.00%, Maturing April 12, 2013	190,055
	675	Term Loan, 8.00%, Maturing April 12, 2013	682,618
Pinnacle Foods Finance, LLC
	6,695	Term Loan, 3.00%, Maturing April 2, 2014	6,284,916
Provimi Group SA
	205	Term Loan, 2.49%, Maturing June 28, 2015	189,617
	252	Term Loan, 2.49%, Maturing June 28, 2015	233,347
EUR	265	Term Loan, 2.68%, Maturing June 28, 2015	360,931
EUR	439	Term Loan, 2.68%, Maturing June 28, 2015	596,940
EUR	457	Term Loan, 2.68%, Maturing June 28, 2015	622,020
EUR	590	Term Loan, 2.68%, Maturing June 28, 2015	802,125
EUR	24	Term Loan - Second Lien, 4.68%, Maturing June 28, 2015	23,844
EUR	697	Term Loan - Second Lien, 2.22%, Maturing December 28, 2016(5)	687,686
	148	Term Loan - Second Lien, 4.49%, Maturing December 28, 2016	99,319
Reddy Ice Group, Inc.
	1,970	Term Loan, 2.00%, Maturing August 9, 2012	1,763,150

			$20,279,629

Food Service — 3.8%

AFC Enterprises, Inc.
	339	Term Loan, 7.00%, Maturing May 11, 2011	$341,898
Aramark Corp.
	473	Term Loan, 2.14%, Maturing January 26, 2014	434,646
	7,204	Term Loan, 2.16%, Maturing January 26, 2014	6,624,296
GBP	973	Term Loan, 2.67%, Maturing January 27, 2014	1,460,445
Buffets, Inc.
	785	Term Loan, 18.00%, Maturing April 30, 2012	801,335
	108	Term Loan, 7.53%, Maturing November 1, 2013(3)	95,213
	542	Term Loan - Second Lien, 17.78%, Maturing November 1, 2013(3)	476,606
CBRL Group, Inc.
	1,650	Term Loan, 1.97%, Maturing April 27, 2013	1,591,800
NPC International, Inc.
	350	Term Loan, 2.03%, Maturing May 3, 2013	333,143
OSI Restaurant Partners, LLC
	264	Term Loan, 3.03%, Maturing May 9, 2013	220,547
	3,059	Term Loan, 2.56%, Maturing May 9, 2014	2,555,744
QCE Finance, LLC
	1,213	Term Loan, 2.56%, Maturing May 5, 2013	982,042
	950	Term Loan - Second Lien, 6.03%, Maturing November 5, 2013	514,900
Sagittarius Restaurants, LLC
	352	Term Loan, 9.75%, Maturing March 29, 2013	327,702
Selecta
EUR	741	Term Loan - Second Lien, 5.34%, Maturing December 28, 2015	547,246

			$17,307,563

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Food / Drug Retailers — 4.6%

General Nutrition Centers, Inc.
	6,336	Term Loan, 2.52%, Maturing September 16, 2013	$5,880,415
Iceland Foods Group, Ltd.
GBP	1,250	Term Loan, 3.01%, Maturing May 2, 2015	2,025,790
Pantry, Inc. (The)
	223	Term Loan, 1.75%, Maturing May 15, 2014	211,648
	775	Term Loan, 1.75%, Maturing May 15, 2014	735,128
Rite Aid Corp.
	8,301	Term Loan, 2.00%, Maturing June 1, 2014	7,199,797
	1,064	Term Loan, 6.00%, Maturing June 4, 2014	1,000,395
	1,000	Term Loan, 9.50%, Maturing June 4, 2014	1,036,667
Roundy’s Supermarkets, Inc.
	3,331	Term Loan, 6.03%, Maturing November 3, 2011	3,286,545

			$21,376,385

Forest Products — 2.8%

Appleton Papers, Inc.
	1,817	Term Loan, 6.63%, Maturing June 5, 2014	$1,653,543
Georgia-Pacific Corp.
	7,958	Term Loan, 2.32%, Maturing December 20, 2012	7,682,015
	1,081	Term Loan, 2.33%, Maturing December 20, 2012	1,043,415
	1,567	Term Loan, 3.59%, Maturing December 23, 2014	1,559,199
Xerium Technologies, Inc.
	1,205	Term Loan, 5.78%, Maturing May 18, 2012	988,466

			$12,926,638

Health Care — 17.0%

Accellent, Inc.
	2,264	Term Loan, 2.87%, Maturing November 22, 2012	$2,152,453
Alliance Imaging, Inc.
	480	Term Loan, 2.86%, Maturing December 29, 2011	465,203
American Medical Systems
	632	Term Loan, 2.50%, Maturing July 20, 2012	614,390
AMN Healthcare, Inc.
	173	Term Loan, 2.03%, Maturing November 2, 2011	161,404
AMR HoldCo, Inc.
	1,090	Term Loan, 2.25%, Maturing February 10, 2012	1,049,527
Biomet, Inc.
	3,773	Term Loan, 3.28%, Maturing December 26, 2014	3,632,710
EUR	1,201	Term Loan, 3.58%, Maturing December 26, 2014	1,690,895
Bright Horizons Family Solutions, Inc.
	938	Term Loan, 6.25%, Maturing May 15, 2015	938,711
Cardinal Health 409, Inc.
	4,194	Term Loan, 2.49%, Maturing April 10, 2014	3,656,807
Carestream Health, Inc.
	2,653	Term Loan, 2.24%, Maturing April 30, 2013	2,487,626
	1,000	Term Loan - Second Lien, 5.49%, Maturing October 30, 2013	853,125
Carl Zeiss Vision Holding GmbH
	1,300	Term Loan, 2.74%, Maturing March 23, 2015	916,500
Community Health Systems, Inc.
	524	Term Loan, 2.49%, Maturing July 25, 2014	489,123
	10,265	Term Loan, 2.61%, Maturing July 25, 2014	9,585,431
Concentra, Inc.
	623	Term Loan - Second Lien, 6.54%, Maturing June 25, 2015(3)	517,184
ConMed Corp.
	461	Term Loan, 1.74%, Maturing April 13, 2013	429,092
Convatec Cidron Healthcare
EUR	746	Term Loan, 4.69%, Maturing July 30, 2016	1,072,642
CRC Health Corp.
	483	Term Loan, 2.53%, Maturing February 6, 2013	431,905
	485	Term Loan, 2.53%, Maturing February 6, 2013	434,075
Dako EQT Project Delphi
	500	Term Loan - Second Lien, 4.04%, Maturing December 12, 2016	286,250
DaVita, Inc.
	548	Term Loan, 1.76%, Maturing October 5, 2012	527,142
DJO Finance, LLC
	786	Term Loan, 3.26%, Maturing May 15, 2014	759,473
Fenwal, Inc.
	500	Term Loan - Second Lien, 5.62%, Maturing August 28, 2014	426,875
Fresenius Medical Care Holdings
	492	Term Loan, 1.66%, Maturing March 31, 2013	473,328
Hanger Orthopedic Group, Inc.
	701	Term Loan, 2.25%, Maturing May 30, 2013	667,247
HCA, Inc.
	10,307	Term Loan, 2.53%, Maturing November 18, 2013	9,619,329
Health Management Association, Inc.
	6,134	Term Loan, 2.03%, Maturing February 28, 2014	5,705,751
HealthSouth Corp.
	1,255	Term Loan, 2.55%, Maturing March 10, 2013	1,198,450
	1,033	Term Loan, 4.05%, Maturing March 15, 2014	1,012,197
Iasis Healthcare, LLC
	288	Term Loan, 2.24%, Maturing March 14, 2014	272,097
	834	Term Loan, 2.24%, Maturing March 14, 2014	786,258
	78	Term Loan, 2.24%, Maturing March 14, 2014	73,478
Ikaria Acquisition, Inc.
	1,484	Term Loan, 2.51%, Maturing March 28, 2013	1,392,860

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Health Care (continued)

IM U.S. Holdings, LLC
	982	Term Loan, 2.26%, Maturing June 26, 2014	$930,835
	625	Term Loan - Second Lien, 4.49%, Maturing June 26, 2015	600,000
Invacare Corp.
	164	Term Loan, 2.49%, Maturing February 12, 2013	156,415
LifePoint Hospitals, Inc.
	2,022	Term Loan, 2.02%, Maturing April 15, 2012	1,964,154
MultiPlan Merger Corp.
	999	Term Loan, 2.75%, Maturing April 12, 2013	945,895
	1,397	Term Loan, 2.75%, Maturing April 12, 2013	1,322,754
Mylan, Inc.
	3,582	Term Loan, 3.55%, Maturing October 2, 2014	3,492,450
National Mentor Holdings, Inc.
	1,005	Term Loan, 2.29%, Maturing June 29, 2013	904,815
	62	Term Loan, 2.44%, Maturing June 29, 2013	55,479
National Renal Institutes, Inc.
	820	Term Loan, 4.31%, Maturing March 31, 2013(3)	701,208
Nyco Holdings
EUR	500	Term Loan, Maturing December 29, 2014(4)	684,067
EUR	500	Term Loan, Maturing December 29, 2015(4)	684,067
Physiotherapy Associates, Inc.
	746	Term Loan, 7.50%, Maturing June 27, 2013	542,005
RadNet Management, Inc.
	2,031	Term Loan, 4.54%, Maturing November 15, 2012	1,959,951
ReAble Therapeutics Finance, LLC
	2,507	Term Loan, 2.29%, Maturing November 16, 2013	2,394,455
Renal Advantage, Inc.
	1	Term Loan, 2.79%, Maturing October 5, 2012	788
Select Medical Holdings Corp.
	2,435	Term Loan, 4.16%, Maturing August 5, 2014	2,441,072
Sunrise Medical Holdings, Inc.
	416	Term Loan, 8.25%, Maturing May 13, 2010	301,293
TZ Merger Sub., Inc. (TriZetto)
	746	Term Loan, 7.50%, Maturing July 24, 2015	749,962
Vanguard Health Holding Co., LLC
	2,134	Term Loan, 2.49%, Maturing September 23, 2011	2,085,549
Viant Holdings, Inc.
	505	Term Loan, 2.54%, Maturing June 25, 2014	492,790

			$78,189,542

Home Furnishings — 1.6%

Hunter Fan Co.
	428	Term Loan, 2.75%, Maturing April 16, 2014	$308,341
Interline Brands, Inc.
	293	Term Loan, 1.99%, Maturing June 23, 2013	270,533
	936	Term Loan, 2.04%, Maturing June 23, 2013	863,037
National Bedding Co., LLC
	1,469	Term Loan, 2.28%, Maturing August 31, 2011	1,340,073
	2,050	Term Loan - Second Lien, 5.31%, Maturing August 31, 2012	1,660,500
Simmons Co.
	2,799	Term Loan, 10.50%, Maturing December 19, 2011	2,776,635
	1,090	Term Loan, 7.35%, Maturing February 15, 2012(3)	32,709

			$7,251,828

Industrial Equipment — 4.1%

Brand Energy and Infrastructure Services, Inc.
	731	Term Loan, 2.31%, Maturing February 7, 2014	$661,781
	784	Term Loan, 3.66%, Maturing February 7, 2014	725,984
CEVA Group PLC U.S.
	3,465	Term Loan, 3.24%, Maturing November 4, 2013	2,925,248
	2,234	Term Loan, 3.24%, Maturing November 4, 2014	1,886,130
	1,006	Term Loan, 3.28%, Maturing November 4, 2014	836,402
EPD Holdings (Goodyear Engineering Products)
	146	Term Loan, 2.50%, Maturing July 13, 2014	118,039
	1,018	Term Loan, 2.50%, Maturing July 13, 2014	824,171
	775	Term Loan - Second Lien, 6.00%, Maturing July 13, 2015	472,750
Generac Acquisition Corp.
	1,744	Term Loan, 2.78%, Maturing November 7, 2013	1,581,501
	500	Term Loan - Second Lien, 6.28%, Maturing April 7, 2014	428,125
Gleason Corp.
	138	Term Loan, 2.09%, Maturing June 30, 2013	134,948
	568	Term Loan, 2.09%, Maturing June 30, 2013	554,193
Jason, Inc.
	398	Term Loan, 5.03%, Maturing April 30, 2010	208,690
John Maneely Co.
	2,665	Term Loan, 3.51%, Maturing December 8, 2013	2,448,042
KION Group GmbH
	250	Term Loan, 2.49%, Maturing December 23, 2014	172,188
	250	Term Loan, 2.74%, Maturing December 23, 2015	172,188
Polypore, Inc.
	3,954	Term Loan, 2.46%, Maturing July 3, 2014	3,702,294
Sequa Corp.
	794	Term Loan, 3.88%, Maturing November 30, 2014	708,952
TFS Acquisition Corp.
	686	Term Loan, 14.00%, Maturing August 11, 2013(3)	458,004

			$19,019,630

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Borrower/Tranche Description	Value

Insurance — 3.2%

AmWINS Group, Inc.
985	Term Loan, 2.84%, Maturing June 8, 2013	$805,145
500	Term Loan - Second Lien, 5.79%, Maturing June 8, 2014	350,000
Applied Systems, Inc.
2,136	Term Loan, 2.74%, Maturing September 26, 2013	2,030,710
CCC Information Services Group, Inc.
1,563	Term Loan, 2.50%, Maturing February 10, 2013	1,517,803
Conseco, Inc.
3,425	Term Loan, 6.50%, Maturing October 10, 2013	3,102,373
Crawford & Company
1,208	Term Loan, 3.04%, Maturing October 31, 2013	1,158,170
Crump Group, Inc.
805	Term Loan, 3.25%, Maturing August 4, 2014	728,846
Hub International Holdings, Inc.
497	Term Loan, 2.74%, Maturing June 13, 2014	438,372
2,212	Term Loan, 2.74%, Maturing June 13, 2014	1,950,755
575	Term Loan, Maturing June 30, 2014(4)	563,500
U.S.I. Holdings Corp.
2,286	Term Loan, 3.04%, Maturing May 4, 2014	1,990,467

		$14,636,141

Leisure Goods / Activities / Movies — 8.9%

24 Hour Fitness Worldwide, Inc.
1,616	Term Loan, 2.77%, Maturing June 8, 2012	$1,514,005
AMC Entertainment, Inc.
3,787	Term Loan, 1.74%, Maturing January 26, 2013	3,585,580
AMF Bowling Worldwide, Inc.
1,000	Term Loan - Second Lien, 6.49%, Maturing December 8, 2013	700,000
Bombardier Recreational Products
1,823	Term Loan, 3.00%, Maturing June 28, 2013	1,280,506
Butterfly Wendel US, Inc.
280	Term Loan, 3.22%, Maturing June 22, 2013	207,469
280	Term Loan, 2.97%, Maturing June 22, 2014	207,536
Carmike Cinemas, Inc.
890	Term Loan, 3.54%, Maturing May 19, 2012	864,128
718	Term Loan, 4.24%, Maturing May 19, 2012	696,856
Cedar Fair, L.P.
306	Term Loan, 2.24%, Maturing August 30, 2012	294,725
2,109	Term Loan, 4.24%, Maturing February 17, 2014	2,046,160
Cinemark, Inc.
3,505	Term Loan, 2.07%, Maturing October 5, 2013	3,333,104
Deluxe Entertainment Services
996	Term Loan, 2.51%, Maturing January 28, 2011	931,133
59	Term Loan, 2.53%, Maturing January 28, 2011	55,217
103	Term Loan, 2.53%, Maturing January 28, 2011	95,895
Easton-Bell Sports, Inc.
1,061	Term Loan, 2.04%, Maturing March 16, 2012	1,006,318
Fender Musical Instruments Corp.
331	Term Loan, 2.54%, Maturing June 9, 2014	283,320
653	Term Loan, 2.54%, Maturing June 9, 2014	558,102
Formula One (Alpha D2, Ltd.)
2,000	Term Loan - Second Lien, Maturing June 30, 2014(4)	1,632,500
Mega Blocks, Inc.
1,580	Term Loan, 9.75%, Maturing July 26, 2012	908,428
Metro-Goldwyn-Mayer Holdings, Inc.
4,799	Term Loan, 0.00%, Maturing April 8, 2012(2)	2,761,577
National CineMedia, LLC
2,750	Term Loan, 2.05%, Maturing February 13, 2015	2,572,969
Regal Cinemas Corp.
5,163	Term Loan, 4.03%, Maturing November 10, 2010	5,128,372
Revolution Studios Distribution Co., LLC
985	Term Loan, 4.00%, Maturing December 21, 2014	896,455
800	Term Loan - Second Lien, 7.25%, Maturing June 21, 2015	460,000
Six Flags Theme Parks, Inc.
1,105	Term Loan, 2.50%, Maturing April 30, 2015	1,083,730
Southwest Sports Group, LLC
1,875	Term Loan, 6.75%, Maturing December 22, 2010	1,575,000
Universal City Development Partners, Ltd.
1,721	Term Loan, 6.00%, Maturing June 9, 2011	1,717,042
2,625	Term Loan, Maturing November 6, 2014(4)	2,585,625
Zuffa, LLC
2,340	Term Loan, 2.31%, Maturing June 20, 2016	2,111,501

		$41,093,253

Lodging and Casinos — 2.6%

Ameristar Casinos, Inc.
1,059	Term Loan, 3.53%, Maturing November 10, 2012	$1,052,574
Harrah’s Operating Co.
1,223	Term Loan, 3.28%, Maturing January 28, 2015	975,627
3,000	Term Loan, 9.50%, Maturing October 31, 2016	2,939,166
LodgeNet Entertainment Corp.
1,954	Term Loan, 2.29%, Maturing April 4, 2014	1,794,189
New World Gaming Partners, Ltd.
203	Term Loan, 2.79%, Maturing June 30, 2014	168,357
1,003	Term Loan, 2.79%, Maturing June 30, 2014	831,210

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Lodging and Casinos (continued)

Penn National Gaming, Inc.
	354	Term Loan, 2.01%, Maturing October 3, 2012	$342,820
Venetian Casino Resort/Las Vegas Sands, Inc.
	854	Term Loan, 2.04%, Maturing May 14, 2014	697,231
	3,382	Term Loan, 2.04%, Maturing May 23, 2014	2,760,680
Wimar OpCo, LLC
	1,883	Term Loan, 0.00%, Maturing January 3, 2012(2)	601,873

			$12,163,727

Nonferrous Metals / Minerals — 1.5%

Euramax International, Inc.
	307	Term Loan, 10.00%, Maturing June 29, 2013	$185,515
	301	Term Loan, 14.00%, Maturing June 29, 2013(3)	182,103
Noranda Aluminum Acquisition
	2,092	Term Loan, 2.24%, Maturing May 18, 2014	1,699,636
Novelis, Inc.
	619	Term Loan, 2.25%, Maturing June 28, 2014	558,607
	1,361	Term Loan, 2.27%, Maturing June 28, 2014	1,228,971
Oxbow Carbon and Mineral Holdings
	3,099	Term Loan, 2.27%, Maturing May 8, 2014	2,948,265
	296	Term Loan, 2.28%, Maturing May 8, 2014	281,226

			$7,084,323

Oil and Gas — 3.0%

Atlas Pipeline Partners, L.P.
	920	Term Loan, 6.75%, Maturing July 20, 2014	$904,566
Big West Oil, LLC
	315	Term Loan, 4.50%, Maturing May 1, 2014	305,530
	396	Term Loan, 4.50%, Maturing May 1, 2014	384,095
Dresser, Inc.
	1,432	Term Loan, 2.68%, Maturing May 4, 2014	1,342,424
	1,000	Term Loan - Second Lien, 6.00%, Maturing May 4, 2015	910,000
Dynegy Holdings, Inc.
	336	Term Loan, 4.00%, Maturing April 2, 2013	323,426
	5,161	Term Loan, 4.00%, Maturing April 2, 2013	4,970,659
Enterprise GP Holdings, L.P.
	1,114	Term Loan, 2.52%, Maturing October 31, 2014	1,077,553
Hercules Offshore, Inc.
	1,614	Term Loan, 8.50%, Maturing July 6, 2013	1,558,668
Niska Gas Storage
	41	Term Loan, 2.00%, Maturing May 13, 2011	39,596
	61	Term Loan, 2.00%, Maturing May 13, 2011	58,454
	593	Term Loan, 2.00%, Maturing May 12, 2013	568,631
Precision Drilling Corp.
	1,000	Term Loan, 4.58%, Maturing December 23, 2013	985,000
Targa Resources, Inc.
	119	Term Loan, 2.24%, Maturing October 31, 2012	116,924
	228	Term Loan, 2.28%, Maturing October 31, 2012	224,076

			$13,769,602

Publishing — 9.4%

American Media Operations, Inc.
	4,190	Term Loan, 10.00%, Maturing January 31, 2013(3)	$3,804,835
Aster Zweite Beteiligungs GmbH
	1,775	Term Loan, 2.89%, Maturing September 27, 2013	1,540,700
GateHouse Media Operating, Inc.
	872	Term Loan, 2.25%, Maturing August 28, 2014	339,252
	2,078	Term Loan, 2.25%, Maturing August 28, 2014	808,791
	675	Term Loan, 2.50%, Maturing August 28, 2014	262,688
Getty Images, Inc.
	3,968	Term Loan, 6.25%, Maturing July 2, 2015	3,996,215
Idearc, Inc.
	7,082	Term Loan, 0.00%, Maturing November 17, 2014(2)	3,238,745
Lamar Media Corp.
	986	Term Loan, 5.50%, Maturing September 30, 2012	981,974
Laureate Education, Inc.
	348	Term Loan, 3.53%, Maturing August 17, 2014	317,290
	2,326	Term Loan, 3.53%, Maturing August 17, 2014	2,119,990
	1,500	Term Loan, 7.00%, Maturing August 31, 2014	1,500,000
Local Insight Regatta Holdings, Inc.
	1,635	Term Loan, 7.75%, Maturing April 23, 2015	1,283,460
MediaNews Group, Inc.
	703	Term Loan, 6.74%, Maturing August 2, 2013	217,491
Merrill Communications, LLC
	1,225	Term Loan, 8.50%, Maturing December 24, 2012	972,589
	1,001	Term Loan - Second Lien, 14.75%, Maturing November 15, 2013(3)	578,078
Nelson Education, Ltd.
	490	Term Loan, 2.78%, Maturing July 5, 2014	431,200
Nielsen Finance, LLC
	5,950	Term Loan, 2.24%, Maturing August 9, 2013	5,553,130
	997	Term Loan, 3.99%, Maturing May 1, 2016	938,535
PagesJaunes Group, SA
EUR	500	Term Loan, 5.03%, Maturing April 10, 2016	463,570
Philadelphia Newspapers, LLC
	708	Term Loan, 0.00%, Maturing June 29, 2013(2)	162,858

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Publishing (continued)

Reader’s Digest Association, Inc. (The)
	1,134	DIP Loan, 13.50%, Maturing August 21, 2010	$1,180,927
	1,246	Revolving Loan, 4.54%, Maturing March 3, 2014	612,182
	5,016	Term Loan, 4.25%, Maturing March 3, 2014	2,465,345
	448	Term Loan, 7.00%, Maturing March 3, 2014	220,108
SGS International, Inc.
	598	Term Loan, 2.79%, Maturing December 30, 2011	572,766
Source Interlink Companies, Inc.
	916	Term Loan, 10.75%, Maturing June 18, 2013	755,668
	478	Term Loan, 15.00%, Maturing June 18, 2013(3)	167,240
Trader Media Corp.
GBP	1,315	Term Loan, 2.64%, Maturing March 23, 2015	1,848,224
Tribune Co.
	1,547	Term Loan, 0.00%, Maturing April 10, 2010(2)	720,551
	1,935	Term Loan, 0.00%, Maturing May 17, 2014(2)	916,890
	2,990	Term Loan, 0.00%, Maturing May 17, 2014(2)	1,350,817
Xsys, Inc.
	1,801	Term Loan, 2.89%, Maturing September 27, 2013	1,562,949
	1,828	Term Loan, 2.89%, Maturing September 27, 2014	1,586,991

			$43,472,049

Radio and Television — 5.2%

Block Communications, Inc.
	818	Term Loan, 2.28%, Maturing December 22, 2011	$756,766
Citadel Broadcasting Corp.
	1,000	Term Loan, 2.04%, Maturing June 12, 2014	688,750
CMP KC, LLC
	956	Term Loan, 6.25%, Maturing May 5, 2013(7)	274,426
CMP Susquehanna Corp.
	1,570	Term Loan, 2.25%, Maturing May 5, 2013	1,164,471
Discovery Communications, Inc.
	995	Term Loan, 5.25%, Maturing May 14, 2014	1,011,169
Emmis Operating Co.
	760	Term Loan, 4.28%, Maturing November 2, 2013	584,706
Gray Television, Inc.
	1,083	Term Loan, 3.79%, Maturing January 19, 2015	933,630
HIT Entertainment, Inc.
	750	Term Loan, 2.73%, Maturing March 20, 2012	657,481
Intelsat Corp.
	2,441	Term Loan, 2.75%, Maturing January 3, 2014	2,311,898
	2,440	Term Loan, 2.75%, Maturing January 3, 2014	2,311,192
	2,440	Term Loan, 2.75%, Maturing January 3, 2014	2,311,192
Ion Media Networks, Inc.
	332	DIP Loan, 10.17%, Maturing May 29, 2010(5)(7)	522,323
	2,500	Term Loan, 0.00%, Maturing January 15, 2012(2)	633,332
NEP II, Inc.
	609	Term Loan, 2.53%, Maturing February 16, 2014	563,663
Nexstar Broadcasting, Inc.
	1,758	Term Loan, 5.00%, Maturing October 1, 2012	1,578,100
	1,663	Term Loan, 5.01%, Maturing October 1, 2012	1,492,205
Raycom TV Broadcasting, LLC
	875	Term Loan, 1.75%, Maturing June 25, 2014	726,250
SFX Entertainment
	1,016	Term Loan, 3.51%, Maturing June 21, 2013	939,789
Sirius Satellite Radio, Inc.
	490	Term Loan, 2.56%, Maturing December 19, 2012	453,658
Univision Communications, Inc.
	4,200	Term Loan, 2.53%, Maturing September 29, 2014	3,395,998
Young Broadcasting, Inc.
	709	Term Loan, 0.00%, Maturing November 3, 2012(2)	462,802

			$23,773,801

Rail Industries — 0.4%

Kansas City Southern Railway Co.
	1,959	Term Loan, 2.05%, Maturing April 26, 2013	$1,861,228

			$1,861,228

Retailers (Except Food and Drug) — 3.6%

American Achievement Corp.
	207	Term Loan, 6.26%, Maturing March 25, 2011	$185,965
Amscan Holdings, Inc.
	487	Term Loan, 2.65%, Maturing May 25, 2013	442,812
Cumberland Farms, Inc.
	1,522	Term Loan, 2.26%, Maturing September 29, 2013	1,392,548
Educate, Inc.
	500	Term Loan - Second Lien, 5.54%, Maturing June 14, 2014	426,250
FTD, Inc.
	1,330	Term Loan, 6.75%, Maturing July 31, 2014	1,330,053
Harbor Freight Tools USA, Inc.
	400	Term Loan, 9.75%, Maturing July 15, 2010	401,359
Josten’s Corp.
	1,510	Term Loan, 2.32%, Maturing October 4, 2011	1,497,161
Neiman Marcus Group, Inc.
	1,984	Term Loan, 2.29%, Maturing April 5, 2013	1,706,465
Orbitz Worldwide, Inc.
	1,156	Term Loan, 3.28%, Maturing July 25, 2014	1,027,028

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Retailers (Except Food and Drug) (continued)

Oriental Trading Co., Inc.
	2,530	Term Loan, 9.75%, Maturing July 31, 2013	$2,103,305
	1,125	Term Loan - Second Lien, 6.24%, Maturing January 31, 2013	272,812
Rover Acquisition Corp.
	2,188	Term Loan, 2.52%, Maturing October 26, 2013	2,109,718
Savers, Inc.
	332	Term Loan, 3.00%, Maturing August 11, 2012	320,728
	364	Term Loan, 3.00%, Maturing August 11, 2012	350,928
Yankee Candle Company, Inc. (The)
	2,958	Term Loan, 2.25%, Maturing February 6, 2014	2,769,794

			$16,336,926

Steel — 0.5%

Algoma Acquisition Corp.
	1,530	Term Loan, 8.00%, Maturing June 20, 2013	$1,444,893
Niagara Corp.
	1,984	Term Loan, 9.25%, Maturing June 29, 2014	922,723

			$2,367,616

Surface Transport — 0.5%

Gainey Corp.
	1,217	Term Loan, 0.00%, Maturing April 20, 2012(2)	$258,703
Oshkosh Truck Corp.
	1,550	Term Loan, 6.32%, Maturing December 6, 2013	1,550,630
Swift Transportation Co., Inc.
	804	Term Loan, 3.56%, Maturing May 10, 2014	694,254

			$2,503,587

Telecommunications — 4.8%

Alaska Communications Systems Holdings, Inc.
	985	Term Loan, 2.03%, Maturing February 1, 2012	$944,209
Asurion Corp.
	3,900	Term Loan, 3.24%, Maturing July 13, 2012	3,708,791
	1,000	Term Loan - Second Lien, 6.74%, Maturing January 13, 2013	952,188
Centennial Cellular Operating Co., LLC
	4,021	Term Loan, 2.24%, Maturing February 9, 2011	4,004,701
CommScope, Inc.
	1,336	Term Loan, 2.78%, Maturing November 19, 2014	1,295,402
Intelsat Subsidiary Holding Co.
	946	Term Loan, 2.75%, Maturing July 3, 2013	910,284
Iowa Telecommunications Services
	1,616	Term Loan, 2.04%, Maturing November 23, 2011	1,558,682
Macquarie UK Broadcast Ventures, Ltd.
GBP	755	Term Loan, 2.51%, Maturing January 12, 2014	1,071,708
NTelos, Inc.
	1,500	Term Loan, 5.75%, Maturing August 13, 2015	1,510,625
Palm, Inc.
	1,757	Term Loan, 3.79%, Maturing April 24, 2014	1,557,834
Stratos Global Corp.
	977	Term Loan, 2.78%, Maturing February 13, 2012	961,853
Trilogy International Partners
	850	Term Loan, 3.78%, Maturing June 29, 2012	714,000
Windstream Corp.
	3,020	Term Loan, 3.00%, Maturing December 17, 2015	2,937,851

			$22,128,128

Utilities — 4.5%

AEI Finance Holding, LLC
	270	Term Loan, 3.24%, Maturing March 30, 2012	$250,194
	1,857	Term Loan, 3.28%, Maturing March 30, 2014	1,722,672
Astoria Generating Co.
	1,000	Term Loan - Second Lien, 4.04%, Maturing August 23, 2013	930,000
BRSP, LLC
	1,000	Term Loan, 7.50%, Maturing June 24, 2014	940,000
Calpine Corp.
	5,977	DIP Loan, 3.17%, Maturing March 29, 2014	5,511,160
Electricinvest Holding Co.
GBP	480	Term Loan, 5.02%, Maturing October 24, 2012	630,240
EUR	477	Term Loan - Second Lien, 4.93%, Maturing October 24, 2012	561,130
NRG Energy, Inc.
	1,948	Term Loan, 2.02%, Maturing June 1, 2014	1,837,285
	2,046	Term Loan, 2.03%, Maturing June 1, 2014	1,930,090
Pike Electric, Inc.
	146	Term Loan, 1.75%, Maturing July 1, 2012	138,197
	340	Term Loan, 1.75%, Maturing December 10, 2012	321,084
TXU Texas Competitive Electric Holdings Co., LLC
	1,000	Term Loan, Maturing October 10, 2014(4)	779,583
	1,332	Term Loan, 3.74%, Maturing October 10, 2014	1,025,430
	3,813	Term Loan, 3.74%, Maturing October 10, 2014	2,963,875
Vulcan Energy Corp.
	1,093	Term Loan, 5.50%, Maturing December 31, 2015	1,104,197

			$20,645,137

Total Senior Floating-Rate Interests
(identified cost $768,496,358)			$704,552,398

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Corporate Bonds & Notes — 6.4%

Principal
Amount*
(000’s omitted)		Security	Value

Aerospace and Defense — 0.0%

Alion Science and Technologies Corp.
	145	10.25%, 2/1/15	$102,950
Hawker Beechcraft Acquisition
	125	9.75%, 4/1/17	84,063

			$187,013

Air Transport — 0.0%

Continental Airlines
	194	7.033%, 6/15/11	$174,195

			$174,195

Automotive — 0.1%

Altra Industrial Motion, Inc.
	335	9.00%, 12/1/11	$343,794
Commercial Vehicle Group, Inc., Sr. Notes
	100	8.00%, 7/1/13	57,500

			$401,294

Building and Development — 0.6%

Grohe Holding GmbH, Variable Rate
EUR	2,000	3.617%, 1/15/14(8)	$2,442,940
Panolam Industries International, Sr. Sub. Notes
	425	10.75%, 10/1/13(2)	138,125
Texas Industries, Inc., Sr. Notes
	115	7.25%, 7/15/13(9)	113,275

			$2,694,340

Business Equipment and Services — 0.3%

Affinion Group, Inc.
	95	10.125%, 10/15/13	$97,850
	205	11.50%, 10/15/15	215,250
Education Management, LLC, Sr. Notes
	390	8.75%, 6/1/14	403,650
MediMedia USA, Inc., Sr. Sub. Notes
	170	11.375%, 11/15/14(9)	126,650
Ticketmaster Entertainment, Inc.
	185	10.75%, 8/1/16	191,475
West Corp.
	275	9.50%, 10/15/14	276,375

			$1,311,250

Cable and Satellite Television — 0.0%

Kabel Deutschland GmbH
	190	10.625%, 7/1/14	$201,163

			$201,163

Chemicals and Plastics — 0.2%

CII Carbon, LLC
	185	11.125%, 11/15/15(9)	$183,150
Reichhold Industries, Inc., Sr. Notes
	445	9.00%, 8/15/14(9)	362,675
Wellman Holdings, Inc., Sr. Sub. Notes
	449	5.00%, 1/29/19(7)	165,232

			$711,057

Clothing / Textiles — 0.2%

Levi Strauss & Co., Sr. Notes
	270	9.75%, 1/15/15	$283,500
	75	8.875%, 4/1/16	76,875
Perry Ellis International, Inc., Sr. Sub. Notes
	360	8.875%, 9/15/13	350,100

			$710,475

Conglomerates — 0.1%

RBS Global & Rexnord Corp.
	161	9.50%, 8/1/14(9)	$160,195
	155	11.75%, 8/1/16	151,125

			$311,320

Containers and Glass Products — 0.6%

Berry Plastics Corp., Sr. Notes, Variable Rate
	2,000	5.034%, 2/15/15	$1,850,000
Intertape Polymer US, Inc., Sr. Sub. Notes
	310	8.50%, 8/1/14	243,350
Pliant Corp.
	345	11.625%, 6/15/09(3)(6)	304,627
Smurfit-Stone Container Corp., Sr. Notes
	45	8.38%, 7/1/12(2)	35,437
	250	8.00%, 3/15/17(2)	193,750

			$2,627,164

Ecological Services and Equipment — 0.2%

Environmental Systems Product Holdings, Inc., Jr. Notes
	373	18.00%, 3/31/15(3)(7)	298,205

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Security	Value

Ecological Services and Equipment (continued)

Waste Services, Inc., Sr. Sub. Notes
440	9.50%, 4/15/14	$444,400

		$742,605

Electronics / Electrical — 0.3%

Advanced Micro Devices, Inc., Sr. Notes
220	7.75%, 11/1/12	$196,350
Amkor Technologies, Inc., Sr. Notes
190	9.25%, 6/1/16	199,500
Avago Technologies Finance
215	11.875%, 12/1/15	236,500
Ceridian Corp., Sr. Notes
195	11.25%, 11/15/15	188,663
NXP BV/NXP Funding, LLC, Variable Rate
775	3.034%, 10/15/13	588,031

		$1,409,044

Equipment Leasing — 0.0%

Hertz Corp.
10	8.875%, 1/1/14	$10,175

		$10,175

Financial Intermediaries — 0.1%

Ford Motor Credit Co., Sr. Notes
230	8.00%, 12/15/16	$222,477

		$222,477

Food Products — 0.1%

ASG Consolidated, LLC/ASG Finance, Inc., Sr. Disc. Notes
520	11.50%, 11/1/11	$510,900

		$510,900

Food Service — 0.1%

El Pollo Loco, Inc.
275	11.75%, 11/15/13	$254,375
NPC International, Inc., Sr. Sub. Notes
320	9.50%, 5/1/14	317,600

		$571,975

Food / Drug Retailers — 0.2%

General Nutrition Center, Sr. Notes, Variable Rate
665	5.178%, 3/15/14(3)	$595,175
General Nutrition Center, Sr. Sub. Notes
385	10.75%, 3/15/15	389,812

		$984,987

Forest Products — 0.1%

Jefferson Smurfit Corp., Sr. Notes
90	8.25%, 10/1/12(2)	$69,750
75	7.50%, 6/1/13(2)	58,875
NewPage Corp.
165	10.00%, 5/1/12	108,900
Verso Paper Holdings, LLC/Verso Paper, Inc.
225	11.375%, 8/1/16	147,375

		$384,900

Health Care — 0.5%

Accellent, Inc.
285	10.50%, 12/1/13	$280,725
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes
325	10.00%, 2/15/15	342,875
DJO Finance, LLC/DJO Finance Corp.
190	10.875%, 11/15/14	199,025
HCA, Inc.
115	9.25%, 11/15/16	120,462
MultiPlan, Inc., Sr. Sub. Notes
485	10.375%, 4/15/16(9)	468,025
National Mentor Holdings, Inc.
290	11.25%, 7/1/14	289,275
Res-Care, Inc., Sr. Notes
195	7.75%, 10/15/13	194,025
US Oncology, Inc.
515	10.75%, 8/15/14	540,750

		$2,435,162

Industrial Equipment — 0.1%

Chart Industries, Inc., Sr. Sub. Notes
195	9.125%, 10/15/15	$195,000
ESCO Corp., Sr. Notes
145	8.625%, 12/15/13(9)	143,913

		$338,913

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Security	Value

Insurance — 0.0%

Alliant Holdings I, Inc.
100	11.00%, 5/1/15(9)	$98,000

		$98,000

Leisure Goods / Activities / Movies — 0.2%

Bombardier, Inc.
130	8.00%, 11/15/14(9)	$133,900
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp.
195	12.50%, 4/1/13(2)(7)(9)	0
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate
360	0.00%, 4/1/12(2)(7)(9)	0
Marquee Holdings, Inc., Sr. Disc. Notes
610	9.505%, 8/15/14	510,112
Royal Caribbean Cruises, Sr. Notes
95	7.00%, 6/15/13	92,150
35	6.875%, 12/1/13	33,338
25	7.25%, 6/15/16	23,375
50	7.25%, 3/15/18	45,750
Universal City Development Partners, Sr. Notes
240	11.75%, 4/1/10	241,800

		$1,080,425

Lodging and Casinos — 0.5%

Buffalo Thunder Development Authority
480	9.375%, 12/15/14(2)(9)	$91,200
CCM Merger, Inc.
325	8.00%, 8/1/13(9)	268,125
Chukchansi EDA, Sr. Notes, Variable Rate
280	4.913%, 11/15/12(9)	175,000
Fontainebleau Las Vegas Casino, LLC
485	10.25%, 6/15/15(2)(9)	19,400
Galaxy Entertainment Finance
300	9.875%, 12/15/12(9)	295,500
Greektown Holdings, LLC, Sr. Notes
95	10.75%, 12/1/13(2)(9)	19,475
Indianapolis Downs, LLC & Capital Corp., Sr. Notes
115	11.00%, 11/1/12(9)	74,175
Inn of the Mountain Gods, Sr. Notes
500	12.00%, 11/15/10(2)	201,250
Majestic HoldCo, LLC
140	12.50%, 10/15/11(2)(9)	168
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
140	8.00%, 4/1/12	119,700
215	7.125%, 8/15/14	151,575
230	6.875%, 2/15/15	152,950
Pinnacle Entertainment, Inc., Sr. Sub. Notes
60	7.50%, 6/15/15	54,300
Pokagon Gaming Authority, Sr. Notes
102	10.375%, 6/15/14(9)	106,080
San Pasqual Casino
110	8.00%, 9/15/13(9)	105,050
Seminole Hard Rock Entertainment, Variable Rate
175	2.799%, 3/15/14(9)	141,750
Tunica-Biloxi Gaming Authority, Sr. Notes
310	9.00%, 11/15/15(9)	280,550
Waterford Gaming, LLC, Sr. Notes
274	8.625%, 9/15/14(9)	218,707

		$2,474,955

Nonferrous Metals / Minerals — 0.2%

FMG Finance PTY, Ltd.
675	10.625%, 9/1/16(9)	$744,187

		$744,187

Oil and Gas — 0.6%

Allis-Chalmers Energy, Inc., Sr. Notes
335	9.00%, 1/15/14	$284,750
Clayton Williams Energy, Inc.
175	7.75%, 8/1/13	153,125
Compton Pet Finance Corp.
360	7.625%, 12/1/13	267,300
Denbury Resources, Inc., Sr. Sub. Notes
50	7.50%, 12/15/15	50,250
El Paso Corp., Sr. Notes
225	9.625%, 5/15/12	235,115
Forbes Energy Services, Sr. Notes
310	11.00%, 2/15/15	261,175
OPTI Canada, Inc., Sr. Notes
95	7.875%, 12/15/14	74,575
175	8.25%, 12/15/14	138,250
Petroleum Development Corp., Sr. Notes
115	12.00%, 2/15/18	115,287
Petroplus Finance, Ltd.
370	7.00%, 5/1/17(9)	336,700
Quicksilver Resources, Inc.
290	7.125%, 4/1/16	261,725

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Security	Value

Oil and Gas (continued)

SandRidge Energy, Inc., Sr. Notes
165	8.00%, 6/1/18(9)	$164,175
SemGroup, L.P., Sr. Notes
540	8.75%, 11/15/15(2)(9)	35,100
SESI, LLC, Sr. Notes
60	6.875%, 6/1/14	58,800
Stewart & Stevenson, LLC, Sr. Notes
215	10.00%, 7/15/14	198,875

		$2,635,202

Publishing — 0.1%

Dex Media West/Finance, Series B
112	9.875%, 8/15/13(2)	$22,680
Local Insight Regatta Holdings, Inc.
90	11.00%, 12/1/17	44,550
Nielsen Finance, LLC
515	10.00%, 8/1/14	533,025
70	12.50%, (0.00% until 2011), 8/1/16	60,988
Reader’s Digest Association, Inc. (The), Sr. Sub. Notes
455	9.00%, 2/15/17(2)	6,825

		$668,068

Rail Industries — 0.2%

American Railcar Industry, Sr. Notes
175	7.50%, 3/1/14	$160,125
Kansas City Southern Mexico, Sr. Notes
280	7.625%, 12/1/13	270,200
100	7.375%, 6/1/14	95,000
190	8.00%, 6/1/15	195,700

		$721,025

Retailers (Except Food and Drug) — 0.3%

Amscan Holdings, Inc., Sr. Sub. Notes
400	8.75%, 5/1/14	$380,000
Neiman Marcus Group, Inc.
462	9.00%, 10/15/15	409,686
105	10.375%, 10/15/15	92,925
Sally Holdings, LLC, Sr. Notes
20	10.50%, 11/15/16	21,300
Yankee Acquisition Corp., Series B
405	8.50%, 2/15/15	388,800

		$1,292,711

Steel — 0.0%

RathGibson, Inc., Sr. Notes
445	11.25%, 2/15/14(2)	$163,538

		$163,538

Surface Transport — 0.0%

CEVA Group, PLC, Sr. Notes
210	10.00%, 9/1/14(9)	$197,400

		$197,400

Telecommunications — 0.4%

Digicel Group, Ltd., Sr. Notes
300	9.25%, 9/1/12(9)	$306,000
882	9.125%, 1/15/15(9)	851,130
Qwest Corp., Sr. Notes, Variable Rate
925	3.549%, 6/15/13	864,875

		$2,022,005

Utilities — 0.1%

AES Corp., Sr. Notes
55	8.00%, 10/15/17	$55,550
NGC Corp.
390	7.625%, 10/15/26	267,150
NRG Energy, Inc.
165	7.25%, 2/1/14	164,175
Reliant Energy, Inc., Sr. Notes
20	7.625%, 6/15/14	19,600

		$506,475

Total Corporate Bonds & Notes
(identified cost $34,514,751)		$29,544,400

Asset-Backed Securities — 0.8%

Principal
Amount
(000’s omitted)	Security	Value

$558	Alzette European CLO SA, Series 2004-1A, Class E2, 7.273%, 12/15/20(10)	$55,761
696	Avalon Capital Ltd. 3, Series 1A, Class D, 2.357%, 2/24/19(9)(10)	444,172
753	Babson Ltd., Series 2005-1A, Class C1, 2.234%, 4/15/19(9)(10)	487,657
1,000	Bryant Park CDO Ltd., Series 2005-1A, Class C, 2.334%, 1/15/19(9)(10)	151,900

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Security	Value

$1,000	Carlyle High Yield Partners, Series 2004-6A, Class C, 2.911%, 8/11/16(10)	$426,200
871	Centurion CDO 8 Ltd., Series 2005-8A, Class D, 5.814%, 3/8/17(10)	514,218
750	Centurion CDO 9 Ltd., Series 2005-9A, Class D1, 5.034%, 7/17/19(10)	353,025
750	Comstock Funding Ltd., Series 2006-1A, Class D, 4.611%, 5/30/20(9)(10)	142,500
1,500	Dryden Leveraged Loan, Series 2004-6A, Class C1, 2.831%, 7/30/16(9)(10)	89,400
1,000	First CLO Ltd., Series 2004-1A1, Class C, 2.582%, 7/27/16(9)(10)	570,700
1,000	Schiller Park CLO Ltd., Series 2007-1A, Class D, 2.032%, 4/25/21(9)(10)	510,500

Total Asset-Backed Securities
(identified cost $9,643,953)		$3,746,033

Common Stocks — 0.1%

Shares	Security	Value

Air Transport — 0.0%

1,535	Delta Air Lines, Inc.(11)	$10,960

		$10,960

Building and Development — 0.0%

508	United Subcontractors, Inc.(7)(11)	$40,925

		$40,925

Chemicals and Plastics — 0.1%

438	Wellman Holdings, Inc.(7)(11)	$157,281

		$157,281

Ecological Services and Equipment — 0.0%

6,211	Environmental Systems Products Holdings, Inc.(7)(11)(12)	$86,519

		$86,519

Food Service — 0.0%

23,029	Buffets, Inc.(11)	$149,689

		$149,689

Nonferrous Metals / Minerals — 0.0%

701	Euramax International, Inc.(7)(11)	$0

		$0

Publishing — 0.0%

2,290	Source Interlink Companies, Inc.(7)(11)	$16,488

		$16,488

Total Common Stocks
(identified cost $258,208)		$461,862

Convertible Preferred Stocks — 0.0%

Shares	Security	Value

Telecommunications — 0.0%

484	Crown Castle International Corp., 6.25%(3)	$26,257

		$26,257

Total Convertible Preferred Stocks
(identified cost $23,003)		$26,257

Preferred Stocks — 0.1%

Shares	Security	Value

Ecological Services and Equipment — 0.1%

2,845	Environmental Systems Products Holdings, Inc., Series A(7)(11)(12)	$227,600

		$227,600

Total Preferred Stocks
(identified cost $49,787)		$227,600

Miscellaneous — 0.0%

Shares	Security	Value

Air Transport — 0.0%

1,000,000	Delta Air Lines, Inc., Escrow Certificate(11)	$12,500

		$12,500

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Shares	Security	Value

Oil and Gas — 0.0%

105,000	VeraSun Energy Corp., Escrow Certificate(7)(11)	$0

Total Miscellaneous (identified cost $0)		$12,500

Short-Term Investments — 4.5%

Interest/
Principal
Amount
(000’s omitted)	Description	Value

$18,353	Cash Management Portfolio, 0.00%(13)	$18,352,976
2,098	State Street Bank and Trust Euro Time Deposit, 0.01%, 11/2/09	2,098,164

Total Short-Term Investments
(identified cost $20,451,140)		$20,451,140

Total Investments — 164.8%
(identified cost $833,437,200)		$759,022,190

Less Unfunded Loan Commitments — (0.5)%		$(2,028,440)

Net Investments — 164.3%
(identified cost $831,408,760)		$756,993,750

Other Assets, Less Liabilities — (35.8)%		$(164,980,900)

Auction Preferred Shares Plus
Cumulative Unpaid Dividends — (28.5)%		$(131,313,022)

Net Assets Applicable to Common Shares — 100.0%		$460,699,828

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

DIP - Debtor in Possession

EUR - Euro

GBP - British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Currently the issuer is in default with respect to interest payments.

(3)	Represents a payment-in-kind security which may pay all or a portion of interest/dividends in additional par/shares.

(4)	This Senior Loan will settle after October 31, 2009, at which time the interest rate will be determined.

(5)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(6)	Defaulted matured security.

(7)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(8)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(9)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, the aggregate value of these securities is $8,616,484 or 1.9% of the Trust’s net assets.

(10)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2009.

(11)	Non-income producing security.

(12)	Restricted security (see Note 8).

(13)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2009.

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $813,055,784)	$738,640,774
Affiliated investment, at value (identified cost, $18,352,976)	18,352,976
Foreign currency, at value (identified cost, $2,006,027)	1,998,867
Interest and dividends receivable	3,605,846
Receivable for investments sold	4,332,180
Receivable for open forward foreign currency exchange contracts	128,469
Receivable for closed swap contracts (net of unrealized depreciation of $5,868)	5,132
Prepaid expenses	113,140

Total assets	$767,177,384

Liabilities

Notes payable	$150,000,000
Payable for investments purchased	24,349,486
Payable for open forward foreign currency exchange contracts	81,420
Payable to affiliates:
Investment adviser fee	344,232
Trustees’ fees	1,723
Accrued expenses	387,673

Total liabilities	$175,164,534

Auction preferred shares (5,252 shares outstanding) at liquidation value plus cumulative unpaid dividends	$131,313,022

Net assets applicable to common shares	$460,699,828

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 33,629,955 shares issued and outstanding	$336,300
Additional paid-in capital	642,215,325
Accumulated net realized loss	(111,897,028)
Accumulated undistributed net investment income	4,480,562
Net unrealized depreciation	(74,435,331)

Net assets applicable to common shares	$460,699,828

Net Asset Value Per Common Share

($460,699,828 ÷ 33,629,955 common shares issued and outstanding)	$13.70

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Interest	$41,255,358
Dividends	2,848
Interest income allocated from affiliated investment	64,896
Expenses allocated from affiliated investment	(34,491)

Total investment income	$41,288,611

Expenses

Investment adviser fee	$4,345,667
Trustees’ fees and expenses	21,245
Custodian fee	270,363
Transfer and dividend disbursing agent fees	19,591
Legal and accounting services	328,431
Printing and postage	101,613
Interest expense and fees	4,092,532
Preferred shares service fee	241,254
Miscellaneous	126,535

Total expenses	$9,547,231

Deduct —
Reduction of investment adviser fee	$1,144,300
Reduction of custodian fee	392

Total expense reductions	$1,144,692

Net expenses	$8,402,539

Net investment income	$32,886,072

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(46,643,739)
Foreign currency and forward foreign currency exchange contract transactions	(3,137,744)
Extinguishment of debt	(2,123,469)

Net realized loss	$(51,904,952)

Change in unrealized appreciation (depreciation) —
Investments	$167,909,064
Swap contracts	3,110
Foreign currency and forward foreign currency exchange contracts	(928,114)

Net change in unrealized appreciation (depreciation)	$166,984,060

Net realized and unrealized gain	$115,079,108

Distributions to preferred shareholders

From net investment income	$(947,100)

Net increase in net assets from operations	$147,018,080

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$32,886,072	$55,940,751
Net realized loss from investment transactions, swap contracts, foreign currency and forward foreign currency exchange contract transactions and extinguishment of debt	(51,904,952)	(36,470,609)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	166,984,060	(220,522,846)
Distributions to preferred shareholders —
From net investment income	(947,100)	(12,333,061)

Net increase (decrease) in net assets from operations	$147,018,080	$(213,385,765)

Distributions to common shareholders —
From net investment income	$(29,016,435)	$(38,359,137)
Tax return of capital	—	(4,011,498)

Total distributions to common shareholders	$(29,016,435)	$(42,370,635)

Capital share transactions —
Reinvestment of distributions to common shareholders	$240,983	$—

Net increase in net assets from capital share transactions	$240,983	$—

Net increase (decrease) in net assets	$118,242,628	$(255,756,400)

Net Assets Applicable to Common Shares

At beginning of year	$342,457,200	$598,213,600

At end of year	$460,699,828	$342,457,200

Accumulated undistributed net investment income included in net assets applicable to common shares

At end of year	$4,480,562	$—

Statement of Cash Flows

Year Ended
Cash Flows From Operating Activities	October 31, 2009

Net increase in net assets from operations	$147,018,080
Distributions to preferred shareholders	947,100

Net increase in net assets from operations excluding distributions to preferred shareholders	$147,965,180
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(249,017,327)
Investments sold and principal repayments	245,617,175
Increase in short term investments, net	(12,154,940)
Net accretion/amortization of premium (discount)	(5,248,753)
Amortization of structuring fee on notes payable	347,144
Decrease in interest and dividends receivable	2,568,876
Decrease in interest receivable from affiliated investment	12,441
Decrease in receivable for investments sold	2,569,510
Decrease in receivable for open forward foreign currency exchange contracts	648,805
Decrease in prepaid expenses	33,057
Increase in payable for investments purchased	21,347,764
Increase in receivable for closed swap contracts	(3,110)
Increase in payable for open forward foreign currency exchange contracts	81,420
Decrease in payable to affiliate for investment adviser fee	(24,774)
Increase in payable to affiliate for Trustees’ fees	120
Decrease in accrued expenses	(734,600)
Decrease in unfunded loan commitments	(1,580,420)
Net change in unrealized (appreciation) depreciation of investments	(167,909,064)
Net realized (gain) loss on extinguishment of debt	2,123,469
Net realized (gain) loss on investments	46,643,739

Net cash provided by operating activities	$33,285,712

Cash Flows From Financing Activities

Distributions paid to common shareholders, net of reinvestments	$(28,775,452)
Cash distributions paid to preferred shareholders	(1,165,420)
Proceeds from notes payable	158,000,000
Repayments of notes payable	(162,200,000)
Payment of structuring fee on notes payable	(225,000)

Net cash used in financing activities	$(34,365,872)

Net decrease in cash*	$(1,080,160)

Cash at beginning of year(1)	$3,079,027

Cash at end of year(1)	$1,998,867

Supplemental disclosure of cash flow information:

Reinvestment of dividends and distributions	$240,983
Cash paid for interest and fees on borrowings	4,615,909

(1) Balance includes foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(6,100).

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year (Common shares)	$10.190	$17.800	$18.690	$18.740	$18.970

Income (Loss) From Operations

Net investment income(1)	$0.978	$1.665	$2.177	$2.053	$1.547
Net realized and unrealized gain (loss)	3.423	(7.647)	(0.861)	(0.026)	(0.193)
Distributions to preferred shareholders
From net investment income(1)	(0.028)	(0.367)	(0.634)	(0.558)	(0.354)

Total income (loss) from operations	$4.373	$(6.349)	$0.682	$1.469	$1.000

Less Distributions to Common Shareholders

From net investment income	$(0.863)	$(1.142)	$(1.542)	$(1.519)	$(1.230)
Tax return of capital	—	(0.119)	(0.030)	—	—

Total distributions to common shareholders	$(0.863)	$(1.261)	$(1.572)	$(1.519)	$(1.230)

Net asset value — End of year (Common shares)	$13.700	$10.190	$17.800	$18.690	$18.740

Market value — End of year (Common shares)	$12.980	$9.480	$16.200	$18.240	$17.210

Total Investment Return on Net Asset Value(2)	46.90%	(37.33)%	3.93%	8.47%	5.57%

Total Investment Return on Market Value(2)	49.61%	(35.90)%	(3.13)%	15.27%	(7.77)%

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,

	2009	2008	2007	2006	2005

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$460,700	$342,457	$598,214	$625,925	$627,586
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees(4)	1.21%	1.18%	1.18%	1.17%	1.16%
Interest and fee expense(5)	1.15%	0.99%	—	—	—
Total expenses	2.36%	2.17%	1.18%	1.17%	1.16%
Net investment income	9.21%	10.66%	11.79%	10.95%	8.18%
Portfolio Turnover	42%	21%	58%	51%	64%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares plus preferred shares and borrowings):(3)
Expenses excluding interest and fees(4)	0.74%	0.68%	0.72%	0.72%	0.72%
Interest and fee expense(5)	0.70%	0.57%	—	—	—
Total expenses	1.44%	1.25%	0.72%	0.72%	0.72%
Net investment income	5.63%	6.12%	7.21%	6.73%	5.04%

Senior Securities:
Total notes payable outstanding (in 000’s)	$150,000	$154,200	$—	$—	$—
Asset coverage per $1,000 of notes payable(6)	$4,947	$4,074	$—	$—	$—
Total preferred shares outstanding	5,252	5,252	15,760	15,760	15,760
Asset coverage per preferred share	$65,945 (7)	$55,060 (7)	$63,001 (8)	$64,753 (8)	$64,853 (8)
Involuntary liquidation preference per preferred share(9)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(9)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Interest and fee expense relates to the notes payable incurred to partially redeem the Trust’s APS (see Note 10).

(6)	Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(7)	Calculated by subtracting the Trust’s total liabilities (not including the notes payables and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payables and liquidation value of preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 264% and 220% at October 31, 2009 and October 31, 2008, respectively.

(8)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets, and dividing the result by the number of preferred shares outstanding.

(9)	Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Senior Floating-Rate Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s primary investment objective is to provide a high level of current income. The Trust may, as a secondary objective, also seek preservation of capital to the extent consistent with its primary objective.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Trust’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Trust’s application of generally accepted accounting principles.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) will normally be valued on the basis of quotations provided by third party pricing services. The pricing services will use various techniques that consider factors including, but not limited to, reported trades or dealer quotations, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Credit default

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Trust may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 under the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2009, the Trust, for federal income tax purposes, had a capital loss carryforward of $111,382,710 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2012 ($5,860,075), October 31, 2013 ($4,807,956), October 31, 2014 ($1,142,602), October 31, 2015 ($2,782,217), October 31, 2016 ($63,478,422) and October 31, 2017 ($33,311,438).

As of October 31, 2009, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Trust’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Trust may enter into certain credit agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and shareholders are indemnified against personal liability for the obligations of the Trust.

Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Trust may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Credit Default Swaps — The Trust may enter into credit default swap contacts to manage its credit risk, to gain exposure to a credit in which the Trust may otherwise invest, or to enhance return. When the Trust is the buyer of a credit default swap contract, the Trust is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Trust pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Trust would have spent the stream of payments and received no benefits from the contract. When the Trust is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Trust is the seller of protection and a credit event occurs, the maximum potential amount of future payments that the Trust could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Trust for the same referenced obligation. As the seller, the Trust effectively adds leverage to its portfolio because, in addition to its total net assets, the Trust is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Trust also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Trust segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Trust segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

2   Auction Preferred Shares

The Trust issued Auction Preferred Shares (APS) on January 26, 2004 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at rates which are reset weekly for Series A and Series B, and approximately monthly for Series C and Series D by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 150% of the “AA” Financial Composite Commercial Paper Rate on the date of the auction.

The number of APS issued and outstanding as of October 31, 2009 is as follows:

APS Issued and Outstanding

Series A	1,313
Series B	1,313
Series C	1,313
Series D	1,313

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% (0.25% prior to March 2009) of the liquidation value of the APS to broker-dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3   Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at October 31, 2009, and the amount of dividends paid (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS	Dividends	Average APS	Dividend
	Dividend Rates at	Paid to APS	Dividend	Rate
	October 31, 2009	Shareholders	Rates	Ranges

Series A	0.24%	$218,689	0.67%	0.24%–4.74%
Series B	0.24%	$218,689	0.67%	0.24%–4.74%
Series C	0.26%	$261,002	0.80%	0.26%–4.29%
Series D	0.27%	$248,720	0.76%	0.27%–6.04%

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rate. The table above reflects such maximum dividend rate for each series as of October 31, 2009.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October 31,
	2009	2008

Distributions declared from:
Ordinary income	$29,963,535	$50,692,198
Tax return of capital	$—	$4,011,498

During the year ended October 31, 2009, accumulated net realized loss was decreased by $18,512,368, accumulated undistributed net investment income was increased by

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

$1,558,025, and paid-in capital was decreased by $20,070,393 due to differences between book and tax accounting, primarily for premium amortization, mixed straddles and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$4,924,681
Capital loss carryforward	$(111,382,710)
Net unrealized depreciation	$(75,393,768)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, swap contracts, defaulted bond interest and premium amortization.

4   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.75% of the Trust’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The portion of the adviser fee payable by Cash Management on the Trust’s investment of cash therein is credited against the Trust’s investment adviser fee. For the year ended October 31, 2009, the Trust’s investment adviser fee totaled $4,378,214 of which $32,547 was allocated from Cash Management and $4,345,667 was paid or accrued directly by the Trust. EVM also serves as administrator of the Trust, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Trust for fees and other expenses at an annual rate of 0.20% of the Trust’s average daily gross assets during the first five full years of the Trust’s operations, 0.15% of the Trust’s average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. Pursuant to this agreement, EVM waived $897,759 of its investment adviser fee for the year ended October 31, 2009.

EVM has further agreed to waive its investment adviser fee to the extent that the cost of the outstanding borrowings to partially redeem the APS is greater than the dividends and preferred shares service fee that would have been incurred had the APS not been redeemed, hereafter referred to as “incremental cost”. Such waiver was calculated as the lesser of 50% of the Trust’s investment adviser fee on assets attributable to the outstanding borrowings or the incremental cost and remained in effect until the committed financing was terminated (see Note 10). Pursuant to this agreement, EVM waived $246,541 of its investment adviser fee for the year ended October 31, 2009.

Except for Trustees of the Trust who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $249,017,327 and $245,617,175, respectively, for the year ended October 31, 2009.

6   Common Shares of Beneficial Interest

The Trust may issue common shares pursuant to its dividend reinvestment plan. Common shares issued pursuant to the Trust’s dividend reinvestment plan for the year ended October 31, 2009 were 29,134. There were no transactions in common shares for the year ended October 31, 2008.

7   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$832,367,197

Gross unrealized appreciation	$8,325,976
Gross unrealized depreciation	(83,699,423)

Net unrealized depreciation	$(75,373,447)

8   Restricted Securities

At October 31, 2009, the Trust owned the following securities (representing less than 0.1% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares	Cost	Value

Common Stocks

Environmental Systems Products Holdings, Inc.	10/25/07	6,211	$0(1)	$86,519

Preferred Stocks

Environmental Systems Products Holdings, Inc., Series A	10/25/07	2,845	$49,788	$227,600

Total Restricted Stocks			$49,788	$314,119

(1)	Less than $0.50.

9   Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2009 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

			Net Unrealized
			Appreciation
Settlement Date	Deliver	In Exchange For	(Depreciation)

11/30/09	British Pound Sterling 11,953,902	United States Dollar 19,534,470	$(81,420)
11/30/09	Euro 21,707,822	United States Dollar 32,063,539	119,157
11/30/09	Euro 372,500	United States Dollar 557,469	9,312

			$47,049

At October 31, 2009, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective May 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust may enter into forward foreign currency exchange contracts. The Trust may also enter into such contracts to hedge currency risk of investments it anticipates purchasing.

The forward foreign currency exchange contracts in which the Trust invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2009, the maximum amount of loss the Trust would incur due to counterparty risk was $128,469, representing the fair value of such derivatives in an asset position.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2009 was as follows:

	Fair Value
Derivative	Asset Derivatives(1)	Liability Derivatives(2)

Forward foreign currency exchange contracts	$128,469	$(81,420)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts: Net unrealized depreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts: Net unrealized depreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes)

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the six months ended October 31, 2009 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Forward foreign currency exchange contracts	$(3,914,968)	$310,881

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the six months ended October 31, 2009, which is indicative of the volume of this derivative type, was approximately $39,248,000.

10   Revolving Credit and Security Agreement

Effective March 31, 2009, the Trust entered into a Revolving Credit and Security Agreement (the Agreement) with a bank to borrow up to $150 million. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, the Trust pays a commitment fee of 0.15% on the borrowing limit. The Trust also paid an up-front fee of $225,000 which is being amortized to interest expense through March 30, 2010, the termination date of the Agreement. The unamortized balance at October 31, 2009 is approximately $94,000 and is included in prepaid expenses on the Statement of Assets and Liabilities. The Trust is required to maintain certain net asset levels during the term of the Agreement. At October 31, 2009, the Trust had borrowings outstanding under the Agreement of $150,000,000 at an average interest rate of 1.23%. The carrying amount of the borrowings at October 31, 2009 approximated its fair value. Prior to March 31, 2009, the Trust had a Revolving Credit and Security Agreement with conduit lenders and a bank to borrow up to $262.7 million at a rate above the conduit’s commercial paper issuance rate. Under the terms of such agreement, the Trust paid a program fee of 1.25% per annum on its outstanding borrowings and a liquidity fee of 1.25% per annum on the borrowing limit. In connection with the Trust’s termination of the agreement, unamoritized structuring fees of approximately $2,123,000 were written off as a realized loss and included as extinguishment of debt in the Statement of Operations. For the year ended October 31, 2009, the average borrowings under the agreements and the average interest rate were $95,768,493 and 1.81%, respectively.

11   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

12   Concentration of Credit Risk

The Trust invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

13   Fair Value Measurements

The Trust adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB ASC 820-10), effective November 1, 2008. Such standard established a three-tier

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$701,727,209	$796,749	$702,523,958
Corporate Bonds & Notes	—	29,080,963	463,437	29,544,400
Asset-Backed Securities	—	3,746,033	—	3,746,033
Common Stocks	10,960	149,689	301,213	461,862
Convertible Preferred Stocks	—	26,257	—	26,257
Preferred Stocks	—	—	227,600	227,600
Miscellaneous	—	12,500	0	12,500
Short-Term Investments	18,352,976	2,098,164	—	20,451,140

Total Investments	$18,363,936	$736,840,815	$1,788,999	$756,993,750

Forward Foreign Currency Exchange Contracts	$128,469	$—	$—	$128,469

Total	$18,492,405	$736,840,815	$1,788,999	$757,122,219

Liability Description

Forward Foreign Currency Exchange Contracts	$(81,420)	$—	$—	$(81,420)

Total	$(81,420)	$—	$—	$(81,420)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments
	in Senior	Investments
	Floating-	in Corporate	Investments	Investments
	Rate	Bonds &	in Common	in Preferred
	Interests	Notes	Stocks	Stocks	Total

Balance as of October 31, 2008	$659,148	$269,280	$0	$65,350	$993,778
Realized gains (losses)	(803,059)	—	—	—	(803,059)
Change in net unrealized appreciation (depreciation)*	346,759	(160,960)	71,791	162,250	419,840
Net purchases (sales)	264,969	136,778	229,422	—	631,169
Accrued discount (premium)	3,662	16,439	—	—	20,101
Net transfers to (from) Level 3	325,270	201,900	—	—	527,170

Balance as of October 31, 2009	$796,749	$463,437	$301,213	$227,600	$1,788,999

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2009*	$(150,689)	$(160,960)	$71,791	$162,250	$(77,608)

*	Amount is included in the related amount on investments in the Statement of Operations.

14   Review for Subsequent Events

In connection with the preparation of the financial statements of the Trust as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 28, 2009, the date the financial statements were issued, have been evaluated by the Trust’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
Eaton Vance Senior Floating-Rate Trust:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Floating-Rate Trust (the “Trust”), including the portfolio of investments, as of October 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2009, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Senior Floating-Rate Trust as of October 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 28, 2009

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust.

Eaton Vance Senior Floating-Rate Trust

NOTICE TO SHAREHOLDERS

In June 2009, the Board approved a clarification to the Trust’s investment policies. Under normal market conditions, the Trust invests at least 80% of its total assets in senior, secured floating-rate loans (“Senior Loans”). The remaining investment assets of the Trust may include, among other types of investments, equity securities that are issued by a borrower of a Senior Loan in which the Trust invests (or such borrower’s affiliates) as part of a package of investments in the borrower or its affiliates. The Trust may accept equity securities in connection with a debt restructuring or reorganization of a borrower either inside or outside of bankruptcy. The clarification provides that if the Trust holds equity securities issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, the Trust may acquire additional equity securities of such borrower (or such borrower’s affiliates) if, in the judgment of the investment adviser, such an investment may enhance the value of a Senior Loan held or would otherwise be consistent with the Trust’s investment policies.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2009

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Trust held its Annual Meeting of Shareholders on August 28, 2009. The following action was taken by the shareholders:

Item 1: The election of Ronald A. Pearlman, Helen Frame Peters and Heidi L. Steiger as Class III Trustees of the Trust, each Trustee to hold office for a three year term and until his or her successor is elected and qualified.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

Ronald A. Pearlman	30,507,641	1,060,127
Helen Frame Peters	30,504,782	1,062,986
Heidi L. Steiger	30,552,983	1,014,785

Eaton Vance Senior Floating-Rate Trust

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (the Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust’s transfer agent, AST or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro-rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, AST, at 1-866-439-6787.

Eaton Vance Senior Floating-Rate Trust

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Senior Floating-Rate Trust
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of October 31, 2009, our records indicate that there are 53 registered shareholders and approximately 26,465 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

NYSE symbol

NYSE symbol is EFR.

Eaton Vance Senior Floating-Rate Trust

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Senior Floating-Rate Trust

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Eaton Vance Senior Floating-Rate Trust (the “Fund”), and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior secured floating-rate loans. Specifically, the Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

Eaton Vance Senior Floating-Rate Trust

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls. In addition, the Board considered the Adviser’s actions with respect to the Auction Preferred Shares (“APS”) issued by the Fund, including the Adviser’s efforts to seek alternative forms of debt and other leverage that may over time reduce financing costs associated with APS and enable the Fund to restore liquidity for APS holders.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2008 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded, under the circumstances, that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Senior Floating-Rate Trust

MANAGEMENT AND ORGANIZATION

Trust Management. The Trustees of Eaton Vance Senior Floating-Rate Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class II Trustee	Until 2011. 3 years. Trustee since 2007.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty(A) 1/2/63	Class I Trustee	Until 2010. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Class I Trustee	Until 2010. 3 years. Trustee since 2007.	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class II Trustee	Until 2011. 3 years Trustee since 2003.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Class III Trustee	Until 2012. 3 years. Trustee since 2003.	Professor of Law, Georgetown University Law Center.	176	None

Helen Frame Peters 3/22/48	Class III Trustee	Until 2012. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Class III Trustee	Until 2012. 3 years. Trustee since 2007.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

Lynn A. Stout 9/14/57	Class I Trustee	Until 2010. 3 years. Trustee since 2003.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni(A) 1/26/43	Chairman of the Board and Trustee	Until 2011. 3 years. Trustee since 2005; Chairman since 2007.	Consultant and private investor.	176	None

Eaton Vance Senior Floating-Rate Trust

MANAGEMENT AND ORGANIZATION CONT’D

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Scott H. Page 11/30/59	President	Since 2008	Vice President EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Peter M. Campo 4/9/72	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 1 registered investment company managed by EVM or BMR.

Craig P. Russ 10/30/63	Vice President	Since 2003	Vice President EVM and BMR. Officer of 6 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(A)	APS Trustee

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying as to compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on September 14, 2009.

Investment Adviser and Administrator of
Eaton Vance Senior Floating-Rate Trust
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Senior Floating-Rate Trust
Two International Place
Boston, MA 02110

2025-12/09	CE-FLRTSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
(a)-(d)
The following table presents aggregate fees billed to the registrant for the fiscal years ended October 31, 2008 and October 31, 2009 by the registrant’s principal accountant, Deloitte & Touche LLP (D&T), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Fiscal Years Ended	10/31/2008	10/31/2009

Audit Fees	$74,725	$76,490

Audit-Related Fees(1)	$23,330	$5,330

Tax Fees(2)	$14,540	$14,540

All Other Fees(3)	$514	$2,500

Total	$113,109	$98,860

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed upon procedures relating to the registrant’s auction preferred shares.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
For both the fiscal years ended October 31, 2008 and October 31, 2009, the registrant was billed $40,000, by D&T, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal years ended October 31, 2008 and October 31, 2009; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	10/31/2008	10/31/2009

Registrant	$38,384	$22,370

Eaton Vance(1)	$325,329	$280,861

(1)	Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Senior Floating-Rate Trust
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Scott H. Page, Peter M. Campo, Craig P. Russ and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks. Messrs. Page, Campo and Russ are the portfolio managers responsible for the day-to-day management of the Trust’s investments.
Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). He is head of Eaton Vance’s Bank Loan Investment Group. Mr. Campo joined Eaton Vance in 2003 and is a Vice President of EVM and BMR. Mr. Russ has been an Eaton Vance portfolio manager since 2001 and is a Vice President of EVM and BMR. This information is provided as of the date of filing of this report.
The following tables show, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

			Number of
			Accounts	Total Assets of
	Number	Total Assets	Paying a	Accounts Paying
	of All	of All	Performance	a Performance
	Accounts	Accounts*	Fee	Fee*
Peter M. Campo
Registered Investment Companies	1	$741.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Scott H. Page
Registered Investment Companies**	11	$11,353.7	0	$0
Other Pooled Investment Vehicles	4	$2,451.3	1	$456.9
Other Accounts	5	$4,664.1	0	$0
Craig P. Russ
Registered Investment Companies**	6	$6,902.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$3,170.6	0	$0

*	In millions of dollars.

**	Numbers provided include an investment company structured as a fund of funds which invests in funds in the Eaton Vance complex advised by other portfolio managers.
The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of
Equity Securities
Portfolio	Owned in the
Manager	Fund
Peter M. Campo	None
Scott H. Page	$100,001 - $500,000
Craig P. Russ	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.

Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Senior Floating-Rate Trust

By:	/s/ Scott H. Page
Scott H. Page
President

Date: December 15, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date: December 15, 2009

By:	/s/ Scott H. Page Scott H. Page
President

Date: December 15, 2009